UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a.101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. 1)

Filed by Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

MultiSensor AI Holdings, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED NOVEMBER 20, 2025

MultiSensor AI Holdings, Inc.
2105 West Cardinal Drive
Beaumont, Texas 77705

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 15, 2025

[●], 2025

Dear Fellow Stockholders:

You are invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of MultiSensor AI Holdings, Inc. (the “Company,” “MSAI,” “us,” “we” and “our”) on Monday, December 15, 2025, which will be held virtually at https://www.cstproxy.com/multisensorai/sm2025, at 10:00 a.m., Central Time. The Company has determined that the Special Meeting will be a virtual meeting conducted exclusively via live webcast. You or your proxyholder will be able to attend the virtual Special Meeting online, vote your shares electronically, and submit questions during the Special Meeting by visiting https://www.cstproxy.com/multisensorai/sm2025 and entering the 12-digit control number included on your proxy card or voting instruction form, as applicable. To receive access to the virtual Special Meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying proxy statement (the “Proxy Statement”). Enclosed with this letter are your notice of Special Meeting of Stockholders, Proxy Statement and proxy voting card. The Proxy Statement included with this notice discusses the proposals to be considered at the Special Meeting. Please review the voting materials at https://www.cstproxy.com/multisensorai/sm2025.

At this Special Meeting, you will be asked to consider and vote upon the following proposals:

(1)	To approve, for the purposes of Nasdaq Listing Rule 5635, the issuance, in excess of 19.99% of the shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) issued and outstanding as of October 24, 2025, of additional shares of Common Stock issuable pursuant to that certain securities purchase agreement, dated October 24, 2025, by and among the Company, 325 Capital, LLC (collectively with its affiliates, “325 Capital”) and certain other accredited investors (collectively with 325 Capital, the “Investors”), pursuant to which the Company agreed to sell to the Investors (i) an aggregate of 34,229,826 shares of Common Stock at a purchase price of $0.409 per share and (ii) warrants to purchase up to 68,459,652 shares of Common Stock with an exercise price of $0.409 per share, for an aggregate purchase price of $14.0 million before deducting placement agent fees and offering expenses (the “Issuance Proposal”);

(2)	To approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Charter”), to authorize our board of directors (the “Board”) to effect, in its discretion, a reverse stock split of all issued and outstanding Common Stock at a ratio ranging from any whole number between 1 for 2 and 1 for 100, with the timing and ratio within such authorized range to be determined by the Board in its sole discretion, subject to the Board’s authority to abandon such reverse stock split (the “Reverse Stock Split Proposal”); and

(3)	To approve an adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for the approval of the Issuance Proposal or the Reverse Stock Split Proposal.

Our Board has fixed the close of business on Tuesday, November 4, 2025, as the record date for purposes of determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment and postponements thereof (the “Record Date”). Only holders of record of shares of our Common Stock on the Record Date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any postponement(s) or adjournment(s) of the Special Meeting.

Accordingly, we urge you to review the accompanying material carefully and to promptly return the enclosed proxy card or voting instruction form. On the following pages, we provide answers to frequently asked questions about the Special Meeting.

Your vote is important. Whether or not you expect to attend the Special Meeting, you are requested to read the enclosed Proxy Statement and to sign, date and return the accompanying proxy card as soon as possible. I encourage you to vote by telephone, over the Internet, or by marking, signing, dating and returning the enclosed proxy card so that your shares will be represented and voted at the Special Meeting, whether or not you plan to attend. If you decide to attend the Special Meeting, you will be able to vote electronically, even if you have previously submitted your proxy.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please vote or return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote online. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

On behalf of the Board, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the Special Meeting online.

Thank you for your ongoing support.

/s/ David Gow
David Gow
Chairman of the Board

MultiSensor AI Holdings, Inc.
2105 West Cardinal Drive
Beaumont, Texas 77705

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 15, 2025

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the “Special Meeting”) of MultiSensor AI Holdings, Inc. (the “Company”) will be held on December 15, 2025, beginning at 10:00 a.m., Central Time via a live webcast on the Internet. Stockholders will be able to virtually attend the Special Meeting online, vote their shares electronically and submit questions during the Special Meeting by visiting https://www.cstproxy.com/multisensorai/sm2025. During the Special Meeting, stockholders will be asked to consider and vote upon the following proposals:

(1)	To approve, for the purposes of Nasdaq Listing Rule 5635, the issuance, in excess of 19.99% of the shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) issued and outstanding as of October 24, 2025, of additional shares of Common Stock issuable pursuant to that certain securities purchase agreement, dated October 24, 2025, by and among the Company, 325 Capital, LLC (collectively with its affiliates, “325 Capital”) and certain other accredited investors (collectively with 325 Capital, the “Investors”), pursuant to which the Company agreed to sell to the Investors (i) an aggregate of 34,229,826 shares of Common Stock at a purchase price of $0.409 per share and (ii) warrants to purchase up to 68,459,652 shares of Common Stock with an exercise price of $0.409 per share, for an aggregate purchase price of $14.0 million before deducting placement agent fees and offering expenses (the “Issuance Proposal”);

(2)	To approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Charter”), to authorize our board of directors (the “Board”) to effect, in its discretion, a reverse stock split of all issued and outstanding Common Stock at a ratio ranging from any whole number between 1 for 2 and 1 for 100, with the timing and ratio within such authorized range to be determined by the Board in its sole discretion, subject to the Board’s authority to abandon such reverse stock split (the “Reverse Stock Split Proposal”); and

(3)	To approve an adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for the approval of the Issuance Proposal or the Reverse Stock Split Proposal (the “Adjournment Proposal”).

Stockholders are referred to the accompanying proxy statement (the “Proxy Statement”) for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board recommends a vote “FOR” the Issuance Proposal, “FOR” the Reverse Stock Split Proposal and “FOR” the Adjournment Proposal.

The Board has fixed the close of business on Tuesday, November 4, 2025, as the record date (the “Record Date”) for purposes of determining the stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. The date of mailing this Notice of Meeting and the Proxy Statement is on or about [●], 2025.

You are cordially invited to attend the Special Meeting online. Whether or not you expect to attend the Special Meeting, you are requested to read the enclosed Proxy Statement and to sign, date and return the accompanying proxy card or voting instruction form as soon as possible. This will assure your representation and a quorum for the transaction of business at the Special Meeting. If you attend the Special Meeting online, the proxy will not be used if you so request by revoking it as described in the Proxy Statement. If you decide to attend the Special Meeting, you will be able to vote electronically, even if you have previously submitted your proxy or voting instruction form.

The Proxy Statement is available at https://www.cstproxy.com/multisensorai/sm2025.

If you have any questions about accessing materials or voting, please call 1-800-450-7155.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Special Meeting or any postponement or adjournment of the Special Meeting online, we request that you vote by telephone, over the Internet, or complete, sign and mail your proxy card to ensure that your shares will be represented at the Special Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote online. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

By Order of the Board of Directors

/s/ David Gow
David Gow
Chairman of the Board

Beaumont, Texas
[●], 2025

 i

MultiSensor AI Holdings, Inc.
2105 West Cardinal Drive
Beaumont, Texas 77705

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 15, 2025

This proxy statement (the “Proxy Statement”) is being furnished by and on behalf of the board of directors (the “Board” or “Board of Directors”) of MultiSensor AI Holdings, Inc. in connection with a special meeting of stockholders (the “Special Meeting”). The Notice of Special Meeting (the “Notice”) and this Proxy Statement are first being distributed or made available, as the case may be, on or about [●], 2025.

As used herein, the terms “Company,” “we,” “us,” or “our” refer to MultiSensor AI Holdings, Inc. and its consolidated subsidiaries unless otherwise stated or the context otherwise requires. Prior to the Business Combination (defined below), we were a blank check company. In December 2023, we consummated the closing of the transactions contemplated by that certain business combination agreement (the “Business Combination Agreement”), by and among SportsMap Tech Acquisition Corp. (“Legacy SMAP”), Infrared Cameras Holdings Inc. (“Legacy ICI”), and ICH Merger Sub Inc. (“Merger Sub”) (such transactions, the “Business Combination”). Upon consummation of the transactions contemplated by the Business Combination Agreement (the “Closing”), Merger Sub merged with and into Legacy ICI with Legacy ICI surviving the merger as a wholly owned subsidiary of Legacy SMAP. Following the consummation of the Business Combination, Legacy SMAP changed its name from “SportsMap Tech Acquisition Corp.” to “Infrared Cameras Holdings, Inc.” (“ICI”) and, in February 2024, ICI changed its name to MultiSensor AI Holdings, Inc.

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

When and where will the Special Meeting be held?

The Special Meeting will be held on December 15, 2025, at 10:00 a.m., Central Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

We encourage you to attend the Special Meeting virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/multisensorai/sm2025. Please see “General Information about the Special Meeting and Voting — How do I attend the virtual Special Meeting?” for more information.

Why hold a virtual meeting?

We are hosting a virtual meeting for cost efficiency reasons and for increased accessibility by stockholders. You will be able to attend the Special Meeting online and submit questions by visiting https://www.cstproxy.com/multisensorai/sm2025. You will also be able to vote your shares electronically at the Special Meeting by following the instructions below.

What is the purpose of the Special Meeting?

The purpose of the Special Meeting is to vote on the following items described in this Proxy Statement:

(1)	Proposal No. 1: To approve, for the purposes of Nasdaq Listing Rule 5635, the issuance, in excess of 19.99% of the shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) issued and outstanding as of October 24, 2025, of additional shares of Common Stock issuable pursuant to that certain securities purchase agreement (the “Purchase Agreement”), dated October 24, 2025, by and among the Company, 325 Capital, LLC (collectively with its affiliates, “325 Capital”) and certain other accredited investors (collectively with 325 Capital, the “Investors”), pursuant to which the Company agreed to sell to the Investors (i) an aggregate of 34,229,826 shares of Common Stock at a purchase price of $0.409 per share (the “Shares”) and (ii) warrants to purchase up to 68,459,652 shares of Common Stock with an exercise price of $0.409 per share (the “Warrants”) (collectively, the “Private Placement”), for an aggregate purchase price of $14.0 million before deducting placement agent fees and offering expenses (the “Issuance Proposal”);

(2)	Proposal No. 2: To approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Charter”), to authorize the Board to effect, in its discretion, a reverse stock split of all issued and outstanding Common Stock at a ratio ranging from any whole number between 1 for 2 and 1 for 100, with the timing and ratio within such authorized range to be determined by the Board in its sole discretion, subject to the Board’s authority to abandon such reverse stock split (the “Charter Amendment”), in substantially the form attached hereto as Annex A (the “Reverse Stock Split Proposal”); and

(3)	Proposal No. 3: To approve an adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for the approval of the Issuance Proposal or the Reverse Stock Split Proposal (the “Adjournment Proposal”).

What vote is required to approve each proposal?

The Issuance Proposal: The approval of the Issuance Proposal requires the affirmative vote of a majority of the total votes cast at the Special Meeting.

The Reverse Stock Split Proposal: The Reverse Stock Split Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting.

The Adjournment Proposal: The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting.

The principal terms of the Issuance Proposal and the Reverse Stock Split Proposal have been approved by the Board. We expect that the directors and executive officers will vote all their shares in favor of each of the Issuance Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal. Abstentions, while considered present for the purposes of establishing a quorum, will have no effect on the outcome of the proposals. The Reverse Stock Split Proposal is considered a “routine” matter, and therefore allows for “broker non-votes.” The Issuance Proposal and the Adjournment Proposal are each considered “non-routine” matters, and therefore do not allow for “broker non-votes.” Please see “General Information about the Special Meeting and Voting —  How are abstentions and broker non-votes treated for purposes of the Special Meeting?” for more information.

Who is entitled to vote at the Special Meeting, and how many votes do they have?

Stockholders of record, including holders of our Common Stock, at the close of business on November 4, 2025 (the “Record Date”), may vote at the Special Meeting. There were 41,842,883 shares outstanding on the Record Date. None of the 6,970,890 Shares issued at the initial closing of the Private Placement will be entitled to vote on the Issuance Proposal.

How does the Board recommend I vote?

The Board recommends a vote “FOR” the Issuance Proposal, “FOR” the Reverse Stock Split Proposal and “FOR” the Adjournment Proposal.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using the methods discussed below, you will be appointing Asim Akram or Robert Nadolny as your proxy. The proxy agent will vote on your behalf and will have the authority to appoint a substitute to act as proxy. If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your stock at the Special Meeting. If you are unable to attend the Special Meeting, please vote by proxy so that your shares may be voted.

Who can attend the meeting?

We have decided to hold the Special Meeting entirely online. You may attend the Special Meeting online only if you are a stockholder who is entitled to vote at the Special Meeting, or if you hold a valid proxy for the Special Meeting. You may attend and participate in the Special Meeting by visiting the following website: https://www.cstproxy.com/multisensorai/sm2025. To attend and participate in the Special Meeting, you will need the 12-digit control number included on your proxy card. If your shares are held in “street name,” as described below, you should contact your broker or other nominee to obtain your 12-digit control number or otherwise vote through the broker or other nominee. You will need to obtain your own Internet access if you choose to attend the Special Meeting online and/or vote over the Internet. If you lose your 12-digit control number, you may join the Special Meeting as a “Guest” but you will not be able to vote or ask questions. The meeting webcast will begin promptly at 10:00 a.m., Central Time. We encourage you to access the meeting prior to the start time. Online check-in will begin 15 minutes before the meeting time, and you should allow ample time for check-in procedures.

How do I attend the virtual Special Meeting?

If you are a registered stockholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Special Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Special Meeting starting December 11, 2025, at 9:00 a.m., Central Time (two business days prior to the meeting date). Enter the URL address https://www.cstproxy.com/multisensorai/sm2025 into your browser and enter your control number, name and email address. Once you pre-register, you can vote or enter questions in the chat box. At the start of the Special Meeting, you will need to log in again using your control number, and you will also be prompted to enter your control number if you vote during the Special Meeting.

Stockholders who hold their investments through a bank or broker will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Special Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to Internet, you can listen only to the meeting by dialing 1 (800) 450-7155 (or 1 (857) 999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 8019565#. Please note that you will not be able to vote or ask questions at the Special Meeting if you choose to participate telephonically.

What if during the check-in time or during the Special Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on https://www.cstproxy.com/multisensorai/sm2025.

Will there be a question and answer session during the Special Meeting?

As part of the Special Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted via the virtual meeting platform by stockholders during the meeting that are pertinent to the meeting matters. The Company will endeavor to answer as many questions submitted by stockholders as time permits. Only stockholders that have accessed the Special Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the meeting?” will be permitted to submit questions during the Special Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and pertinent to the Special Meeting. We will not address questions that are, among other things:

•	irrelevant to the business of the Special Meeting;

•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

•	related to any pending, threatened or ongoing litigation;

•	related to personal grievances;

•	derogatory references to individuals or that are otherwise in bad taste;

•	substantially repetitious of questions already submitted by another stockholder;

•	in excess of the two question limit;

•	in furtherance of the stockholder’s personal or business interests; or

•	out of order or not otherwise suitable for the conduct of the Special Meeting as determined by the Chairperson or Corporate Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Special Meeting webpage for stockholders that have accessed the Special Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the meeting?”.

What is the difference between a stockholder of record and beneficial owner?

Stockholders of Record. If your shares are registered directly in your name with the Transfer Agent, you are considered the stockholder of record with respect to those shares. The proxy materials have been sent directly to you by us.

Beneficial Owners. If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The proxy materials have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority.

How are abstentions and broker non-votes treated for purposes of the Special Meeting?

Abstentions and broker non-votes will be included in the determination of the number of shares of Common Stock present at the Special Meeting for determining a quorum at the meeting. An abstention is not an “affirmative vote,” but an abstaining stockholder is considered “entitled to vote” at the Special Meeting. As a result, an abstention will have no effect on the Issuance Proposal or the Adjournment Proposal, but will have the same effect as a vote “against” the Reverse Stock Split Proposal.

If you are a beneficial owner and you do not provide the broker, bank, trustee or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under NYSE rules, which are also applicable to companies listed on The Nasdaq Stock Market, LLC (“Nasdaq”), brokers or other nominees have discretionary voting power with respect to proposals that are considered “routine,” but not with respect to proposals that are considered “non-routine”. If a broker lacks discretionary voting power and you fail to provide voting instructions for your shares, a broker non-vote occurs. The Issuance Proposal and the Adjournment Proposal are considered “non-routine” matters under applicable rules and, therefore, if you do not give instructions to your broker, there will be a “broker non-vote” with respect to such proposals. The Reverse Stock Split Proposal is considered a “routine” matter under applicable rules, and accordingly your broker has discretionary voting power on such proposal with respect to your shares. Therefore, if you do not provide voting instructions to your broker, your broker may vote your shares with respect to such proposal. Broker non-votes will be included in the determination of the number of shares of Common Stock present at the Special Meeting for determining a quorum at the meeting. Broker non-votes will have no effect on the Issuance Proposal or the Adjournment Proposal. Broker non-votes are not applicable to the Reverse Stock Split Proposal because your broker has discretionary authority to vote your shares with respect to such proposal.

We understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your vote will not be cast for the Reverse Stock Split Proposal, which will have the same effect as a vote against the Reverse Stock Split Proposal. Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a proxy from your broker or other nominee in order to vote your shares electronically at the Special Meeting.

If I am a beneficial owner of shares, can my brokerage firm vote my shares?

If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction form to your broker, your shares may be voted only with respect to so-called “routine” matters where your broker has discretionary voting authority over your shares. Under the applicable rules, the Reverse Stock Split Proposal is considered a “routine” matter. Accordingly, brokers will be permitted to exercise discretionary voting authority to vote your shares on the Reverse Stock Split Proposal. However, the Issuance Proposal and the Adjournment Proposal are considered “non-routine” matters, and therefore do not allow for brokers to exercise discretionary voting authority to vote your shares on such proposals.

How do I vote?

You may vote over the Internet, by telephone, by mail or online at the Special Meeting. Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

Vote by Internet. You can vote via the Internet at https://www.cstproxy.com/multisensorai/sm2025. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Central Time on December 14, 2025, which is the day before the meeting date. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

Vote by Telephone. You can vote by telephone by calling the toll-free telephone number 1-800-450-7155. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Central Time on December 14, 2025, which is the day before the meeting date. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

Vote by Mail. If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided to Corporate Secretary, MultiSensor AI Holdings, Inc., at 2105 West Cardinal Drive, Beaumont, Texas 77705. Please promptly mail your proxy card or voting instruction form to ensure that it is received prior to the closing of the polls at the Special Meeting.

Vote Online at the Meeting. To vote online during the Special Meeting, you must be logged in and registered to virtually attend the Special Meeting and cast your vote before the announcement of the close of voting during the Special Meeting. You are entitled to virtually attend the Special Meeting only if you were a stockholder of the Company as of the close of business on the Record Date or hold a valid proxy for the Special Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote virtually at the Special Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Special Meeting, you will need to bring to the Special Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

If you are not a stockholder of record but hold shares through a broker, bank, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date (such as your most recent account statement prior to the Record Date), a copy of the voting instruction form provided by your broker, bank, trustee or nominee, or similar evidence of ownership.

If you vote by any of the methods discussed above, you will be designating Asim Akram or Robert Nadolny as your proxy, and they will vote your shares on your behalf as you indicate. Submitting a proxy will not affect your right to attend the Special Meeting and vote virtually.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions it provides.

How will my proxy vote my shares?

If you are a stockholder of record, your proxy will vote according to your instructions. If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote:

•	“FOR” the Issuance Proposal;

•	“FOR” the Reverse Stock Split Proposal; and

•	“FOR” the Adjournment Proposal.

We do not intend to bring any other matter for a vote at the Special Meeting, and we do not know of anyone else who intends to do so. Your proxies are authorized to vote on your behalf, however, using their best judgment, on any other business that properly comes before the Special Meeting.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions your bank, broker or other nominee provides.

As described above, under the applicable rules, the Reverse Stock Split Proposal is considered to be a “routine” matter. Accordingly, brokers will have discretionary authority to vote on the Reverse Stock Split Proposal. However, the Issuance Proposal and the Adjournment Proposal are considered to be “non-routine” matters and brokers will not have discretionary authority to vote on such proposals.

How do I change my vote?

If you are a stockholder of record, you may revoke your proxy at any time before your shares are voted at the Special Meeting by:

•	notifying Corporate Secretary, Robert Nadolny, in writing at 2105 West Cardinal Drive, Beaumont, Texas 77705, that you are revoking your proxy before the closing of the polls;

•	submitting a proxy at a later date via the Internet, or by signing and delivering a proxy card relating to the same shares and bearing a later date than the date of the previous proxy prior to the vote at the Special Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

•	attending and voting by ballot online at the Special Meeting.

Who counts the votes?

All votes will be tabulated by the inspector of election appointed for the Special Meeting.

What constitutes a quorum?

Stockholders holding at least a majority of the voting power of the Common Stock issued and outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum for the transaction of business at the Special Meeting. If you choose to have your shares represented by proxy at the Special Meeting, you will be considered part of the quorum. Both abstentions and broker non-votes (if any) are counted as present for the purpose of determining the presence of a quorum.

Do I have any dissenters’ or appraisal rights or cumulative voting rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights or cumulative voting rights with respect to the matters to be voted on at the Special Meeting.

Where can I find the voting results of the Special Meeting?

The Company expects to publish the voting results of the Special Meeting in a Current Report on Form 8-K, which it expects to file with the Securities and Exchange Commission (the “SEC”) within four business days following the date of the Special Meeting.

How many shares of Common Stock are outstanding?

As of November 4, 2025, there were 41,842,883 shares of Common Stock outstanding.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

What is happening in the Reverse Stock Split?

The Board has adopted a resolution declaring advisable, and recommending to our stockholders for their approval of, an amendment to the Charter to authorize the Board to effect, in its discretion, a reverse stock split of all issued and outstanding Common Stock at a ratio ranging from any whole number between 1 for 2 and 1 for 100, with the timing and ratio within such authorized range to be determined by the Board in its sole discretion, subject to the Board’s authority to abandon such reverse stock split.

Will the Reverse Stock Split change the business of the Company?

No. The Reverse Stock Split will not change the current business of the Company.

Will the Company have the same directors and executive officers that the Company currently has following the Reverse Stock Split?

Yes. The executive officers and members of the Board will not change as a result of the Reverse Stock Split.

Will the Reverse Stock Split impact the Company’s wholly-owned subsidiaries?

No. The Reverse Stock Split will not impact the Company’s wholly-owned subsidiaries.

What are the consequences if the Reverse Stock Split Proposal is not approved by stockholders?

If stockholders fail to approve the Reverse Stock Split Proposal, our Board would not have the authority to effect the Reverse Stock Split to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement under Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”). Any inability of our Board to effect the Reverse Stock Split will expose us to delisting from Nasdaq.

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement.

Our Board encourages stockholders to attend the Special Meeting. Whether or not you plan to attend, you are urged to submit your proxy. Prompt response will greatly facilitate arrangements for the meeting and your cooperation will be appreciated. Stockholders who attend the Special Meeting by logging in with their 12-digit control number may vote their shares electronically at the meeting even though they may have sent in their proxies.

PROPOSAL NO. 1: THE ISSUANCE PROPOSAL

General

In this proposal, we are asking stockholders to approve, for the purposes of Nasdaq Marketplace Rule 5635, the issuance, in excess of 19.99% of the shares of Common Stock issued and outstanding as of October 24, 2025 (the “Nasdaq Cap”), of (i) 27,258,936 shares of Common Stock of the Company, and (ii) up to 54,517,872 shares of Common Stock upon the exercise of the Warrants, pursuant to the terms of the Purchase Agreement.

Summary of the Private Placement

On October 24, 2025, the Company entered into the Purchase Agreement, a copy of which is attached as Annex B hereto, by and among the Company and the Investors. Pursuant to the Purchase Agreement, the Company agreed to sell to the Investors all of the Shares and Warrants, a form of which is attached as Annex C hereto, for an aggregate purchase price of $14.0 million before deducting placement agent fees and offering expenses. The purchase price of the Shares was $0.409 per share and the exercise price of each Warrant was $0.409 per share.

At the initial closing of the Private Placement on October 30, 2025 (the “Initial Closing”), the Company issued to the Investors a number of Shares equal to 19.99% of the number of shares of Common Stock issued and outstanding on October 24, 2025, or 6,970,890 Shares (the “Initial Shares”), and Warrants (the “Initial Warrants”) to purchase up to 13,941,780 shares of Common Stock (the “Initial Warrant Shares”), for gross proceeds of $2.85 million before deducting placement agent fees and offering expenses. The gross proceeds from the sale of the remaining 27,258,936 Shares (the “Additional Shares”) and Warrants to purchase up to 54,517,872 shares of Common Stock (the “Additional Warrants”) was funded by the Investors into a third-party escrow account. The Additional Shares and Additional Warrants will be issued upon the approval of the Issuance Proposal. None of the Initial Shares will be entitled to vote on the Issuance Proposal.

The Warrants are not exercisable until the Issuance Proposal is approved. The Purchase Agreement and the Warrants also provide that each Investor’s beneficial ownership of Common Stock, including after taking into account the full exercise of such Investor’s Warrant, shall in no event exceed 49.5% of the issued and outstanding Common Stock (the “Beneficial Ownership Cap”). In the event that an Investor’s Warrant is not exercisable for shares of Common Stock due to the beneficial ownership of such Investor exceeding the Beneficial Ownership Cap, the applicable Warrant will be exercisable for shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), having the designation, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions as specified in the Series A Certificate of Designation, a copy of which is attached as Annex D hereto (the “Series A Certificate of Designation”), that are convertible into an equivalent number of shares of Common Stock for which the Warrant is exercisable.

The Private Placement is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. Each of the Investors has represented to the Company that it is an accredited investor within the meaning of Rule 501(a) of Regulation D and that it is acquiring the applicable securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Shares and Warrants were offered and sold without any general solicitation by the Company or its representatives.

The Purchase Agreement contains a “most favored nation” provision that allows each Investor to claim any preferable terms from any future securities offering by the Company and also provides the Investors with certain participation rights in future financings. In addition, pursuant to the Purchase Agreement, the Company agreed not to increase the size of the Company’s Board to more than seven directors without the prior written consent of 325 Capital until the two-year anniversary of the final closing date of the Private Placement.

Pursuant to the terms of the Purchase Agreement, the Company is required to hold this Special Meeting to approve the transactions contemplated by the Agreements, including the issuance of Common Stock of the Company in excess of the Nasdaq Cap. If the Issuance Proposal is approved, the Company will complete the closing (the “Final Closing”) of the purchase and sale of the Additional Shares and the Additional Warrants, and the remaining gross proceeds from the Private Placement will be released from the third-party escrow account. In the event the Issuance Proposal is not approved by February 28, 2026, each Investor will be refunded all pre-paid aggregate amounts for the Additional Shares and the Additional Warrants paid by such Investor as promptly as practicable, but in any event no later than three (3) trading days thereafter. The Company will not issue the Additional Shares and the Additional Warrants, and will not be permitted to issue shares of Common Stock to the holders of the Initial Warrants upon exercise if such issuance would exceed the Nasdaq Cap, unless and until the Issuance Proposal is approved.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached to this proxy statement as Annex B.

Registration Rights Agreement

In connection with the Initial Closing, the Company entered into a registration rights agreement, dated as of October 30, 2025, with the Investors pursuant to which the Company is required to file a registration statement with the SEC to register the resale of the Shares and the shares of Common Stock or Series A Preferred Stock issuable upon exercise of the Warrants. All fees relating to the filing of such resale registration statement will be borne by the Company.

Voting Agreements

In connection with the Initial Closing, the Company entered into voting agreements, dated as of October 30, 2025 (the “Voting Agreements”), with certain stockholders of the Company representing greater than 36.5% of the number of shares of Common Stock issued and outstanding immediately prior to October 24, 2025, as well as with certain of the Investors, to support the transactions contemplated by the Purchase Agreement, including obtaining approval for the Issuance Proposal.

Warrants

Duration and Exercise Price. The Warrants expire seven years from the date of issuance and have a $0.409 per share exercise price. The Warrants are not subject to any redemption provision, and once exercisable, can be exercised for cash or on a cashless basis at the discretion of the holder. The Warrants do not have any voting rights, but do have the right to participate in any dividends or distributions made by the Company. The exercise price and number of shares of Common Stock underlying the Warrants are subject to full ratchet anti-dilution protection and adjustments in the event of certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate changes; provided, however, that in no event will the exercise price of the Warrants equal less than $0.14944 per share of Common Stock.

Exercisability. The Initial Warrants are not exercisable until the Issuance Proposal is approved. Following approval of the Issuance Proposal, the Initial Warrants and the Additional Warrants issued at the Final Closing will be exercisable, at the option of each holder, in whole or in part, by delivering to the Company a duly executed exercise notice accompanied by payment in full for the number of shares of our Common Stock purchased upon such exercise (except in the case of a cashless exercise as discussed below). No fractional shares of Common Stock will be issued in connection with the exercise of a Warrant. In lieu of fractional shares, we, at our election, will either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the exercise price or will round up to the next whole share.

Cashless Exercise. If, at the time a holder exercises its Warrants, a registration statement registering the resale of the shares of Common Stock underlying the Warrants under the Securities Act is not then effective or available and an exemption from registration under the Securities Act is not available for the issuance of such shares, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of Common Stock determined according to a formula set forth in the Warrants.

Transferability. Subject to applicable laws, a Warrant may be transferred at the option of the holder upon surrender of the Warrant to us together with the appropriate instruments of transfer.

Right as a Stockholder. Except as otherwise provided in the Warrants or by virtue of such holder’s ownership of shares of our Common Stock, the holders of the Warrants do not have the rights or privileges of holders of our Common Stock, including any voting rights, until they exercise their Warrants. Notwithstanding the foregoing, the holders do have the right to participate in any dividends or distributions made by the Company.

Fundamental Transaction. In the event of a fundamental transaction, as described in the form of Warrant, and generally including any reorganization, recapitalization or reclassification of our Common Stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding Common Stock, or any person or group becoming the beneficial owner of 50% of the voting power represented by our outstanding Common Stock, the holders of the Warrants will be entitled to receive upon exercise of the Warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the Warrants immediately prior to such fundamental transaction.

Failure to Obtain Stockholder Approval. If the Issuance Proposal is not approved at the Special Meeting, each Investor will be refunded all pre-paid aggregate amounts for the Additional Shares and the Additional Warrants paid by such Investor as promptly as practicable, but in any event no later than three (3) trading days thereafter. The Company will not issue the Additional Shares and the Additional Warrants, and will not be permitted issue shares of Common Stock to the holders of the Initial Warrants upon exercise if such issuance would exceed the Nasdaq Cap.

The foregoing description of the Warrant is not complete and is qualified in its entirety by reference to the full text of the form of the Warrant, a copy of which is attached to this proxy statement as Annex C.

Series A Preferred Stock

On October 27, 2024, the Company filed with the Secretary of State of the State of Delaware the Series A Certificate of Designation, which became effective upon filing. Under the terms of the Series A Certificate of Designation, the Series A Preferred Stock is non-voting, and convertible on a one-for-1,000 basis (adjustable for certain recapitalizations and similar events) into shares of Common Stock (i) at the holder’s request as long as the conversion does not cause such holder’s beneficial ownership of Common Stock to exceed the Beneficial Ownership Cap, and (ii) automatically upon transfer as long as such transfer does not cause the transferee’s beneficial ownership of Common Stock to exceed the Beneficial Ownership Cap. Holders of the Series A Preferred Stock are entitled to receive dividends or distributions on each share of Series A Preferred Stock equal to dividends or distributions actually paid on each share of Common Stock, and, upon the occurrence of a Liquidation Event (as defined in the Series A Certificate of Designation), are entitled to receive out of the assets of the Company available for distribution to stockholders the same amount that the holders would have been entitled to receive had the Series A Preferred Stock converted to Common Stock immediately prior to such Liquidation Event.

The foregoing description of the Series A Certificate of Designation is not complete and is qualified in its entirety by reference to the full text of the certificate, a copy of which is attached to this proxy statement as Annex D.

Why We Need Stockholder Approval

Our Common Stock is listed on The Nasdaq Capital Market, and as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rule 5635. Below is an overview of the relevant provisions of Nasdaq Listing Rule 5635 as they relate to the issuance of the Shares and Common Stock underlying the Warrants and the Issuance Proposal. The Board is not seeking Stockholder Approval to authorize our entry into or consummation of the transactions contemplated by the Purchase Agreement, as the Initial Shares and the Initial Warrants have already been issued. We are seeking approval to issue (i) the Additional Shares, (ii) the Additional Warrants, (iii) shares of Common Stock underlying the Warrants upon exercise thereof, and (iv) shares of Common Stock underlying the Series A Preferred Stock upon conversion thereof.

Nasdaq Listing Rule 5635

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”). On October 24, 2025, the date of the Company’s entry into the Purchase Agreement, the Nasdaq Official Closing Price of our Common Stock was $0.96 and the average closing price of our Common Stock for the five trading days immediately preceding the signing of the Purchase Agreement was $0.75. The Minimum Price was therefore $0.75. In addition, immediately prior to the Private Placement, there were 34,871,933 shares of Common Stock outstanding. Accordingly, we are seeking approval of the issuance of the (i) Additional Shares, (ii) the Additional Warrants, (iii) the Common Stock underlying the Warrants upon exercise thereof, and (iv) shares of Common Stock underlying the Series A Preferred Stock upon conversion thereof. To the extent the Private Placement would be considered a transaction that would be covered under Nasdaq Listing Rule 5635(b), approval of this proposal would also constitute approval for purposes of Nasdaq Listing Rule 5635(b).

General

The Purchase Agreement requires us to hold a special meeting to obtain approval of the Issuance Proposal. The Special Meeting is intended to comply with that requirement. If the Issuance Proposal is not approved is not obtained at the Special Meeting, each Investor shall be refunded all pre-paid aggregate amounts for the Additional Shares and the Additional Warrants paid by such Investor as promptly as practicable, but in any event no later than three (3) trading days thereafter. Our Board has determined that approval of this proposal would be advisable and in the best interests of the Company and our stockholders (1) to promptly comply with the covenants in the Purchase Agreement to seek stockholder approval for the issuance of the Additional Shares and the Additional Warrants without further costs of solicitation and additional meetings, (2) to provide the Company with the remaining proceeds from the sale of the Additional Shares and the Additional Warrants, and (3) to enable the holders of the Warrants to exercise them so that we have the opportunity to receive additional cash from time to time from exercises at the exercise price of $0.409 per share, for potential aggregate gross proceeds of $28.0 million.

Impact of Approval of the Issuance Proposal

If the Issuance Proposal is approved, the Nasdaq Cap will no longer apply and the issuance of the Additional Shares, the Additional Warrants and shares of Common Stock upon conversion of the Warrants and/or the Series A Preferred Stock would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. For example, if the Additional Shares and Additional Warrants were issued and the Warrants were exercised in full, ignoring, for purposes of this example, the Beneficial Ownership Cap and the other ownership limitations set forth in the Warrants, then the Private Placement would result in the issuance of 102,689,478 shares of Common Stock, which would increase our Common Stock outstanding as of November 4, 2025 from 41,842,883 shares to 137,561,471 shares (an increase of 229%). Our stockholders do not have preemptive rights to subscribe to additional shares that may be issued upon exercise of the Warrants or conversion of the Series A Preferred Stock in order to maintain their proportionate ownership of the Common Stock. Such issuances could also dilute the voting power of a person seeking control of us, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by us.

Potential Consequences if the Issuance Proposal is Not Approved

If the Issuance Proposal is not approved by our stockholders at the Special Meeting, (1) we would need to call additional meetings to seek the approval of the Issuance Proposal, which would result in further costs of solicitation and additional meetings and could materially adversely impact our ability to fund our operations, and (2) in the event the Company fails to obtain approval of the Issuance Proposal, each Investor shall be refunded all pre-paid aggregate amounts for the Additional Shares and the Additional Warrants paid by such Investor as promptly as practicable, which could adversely impact our ability to fund our operations.

In addition, if we do not obtain approval of the Issuance Proposal such that we are required to refund proceeds from the Private Placement, we may need to seek alternative sources of capital to fund our operations, which may not be available to us on favorable terms, or at all. We can provide no assurance that we would be successful in raising funds in the future or that such funds could be raised at acceptable prices. If we are unable to raise additional capital, then we may have difficulty entering into liquidity transactions, which would lead to a decrease in revenues and adversely affect our operations and business plans. Accordingly, the Board believes that providing the Company with flexibility to issue securities as described herein is advisable and in the best interests of the Company and our stockholders.

Interests of Certain Persons in this Proposal

When you consider our Board’s recommendation to vote in favor of this proposal, you should be aware that certain of our directors, officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. The members of our Board (other than Mr. Daniel M. Friedberg, who recused himself and was not present for the decision related to the approval of the Issuance Proposal) were aware of and considered these interests, among other matters, in evaluating the Issuance Proposal and in recommending to stockholders that they approve the Issuance Proposal. As a result of his position with 325 Capital, Mr. Friedberg may have interests in the Private Placement and 325 Capital’s relationship with the Company that are different from, or in addition to, the interests of other of our stockholders of the Company. In particular, 325 Capital and certain of its affiliates are Investors in connection with the Private Placement. Mr. Friedberg, a member of the Board, is a Managing Member of 325 Capital. In connection with the Private Placement, 325 Capital and certain of its affiliates agreed to purchase 17,114,912 Shares and 34,229,824 Warrants for an aggregate purchase price of $7.0 million. Our stockholders should take these interests into account in deciding whether to approve the Issuance Proposal.

Required Vote

Approval of the Issuance Proposal requires the affirmative vote of a majority of the total votes cast on the proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the outcome of the Issuance Proposal.

Holders of Common Stock, representing greater than 36.5% of the number of shares of Common Stock issued and outstanding immediately prior to October 24, 2025, have committed to vote in favor of the Issuance Proposal. See “Voting Agreements” above.

None of the Initial Shares will be entitled to vote on the Issuance Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635, OF THE ISSUANCE PROPOSAL.

PROPOSAL NO. 2: THE REVERSE STOCK SPLIT PROPOSAL

General

We are seeking stockholder approval to grant the Board discretionary authority to effect a Reverse Stock Split of the issued and outstanding shares of our Common Stock, at a ratio ranging from any whole number between 1 for 2 to 1 for 100, with the exact ratio within such authorized range to be determined at the sole discretion of our Board, subject to the Board’s authority to determine when to file the Charter Amendment or to abandon the Reverse Stock Split notwithstanding prior stockholder approval of such Reverse Stock Split.

The Board approved, subject to stockholder approval, the Reverse Stock Split Proposal on October 29, 2025. Mr. David Gow was not present for the Board’s deliberations and decisions related to the Reverse Stock Split Proposal. Mr. Gow has advised the Company that had he been present at the Board meeting, he would have voted to approve the Reverse Stock Split. Mr. Friedberg recused himself from the approval of the Reverse Stock Split due to the interests described under the heading “Interests of Certain Persons in the Reverse Stock Split.” Even if the stockholders approve the Reverse Stock Split Proposal, the Board reserves the right not to effect the Reverse Stock Split if the Board does not deem it to be in the best interests of our stockholders. The Board believes that granting this discretion provides the Board with maximum flexibility to act in the best interests of our stockholders. If the Reverse Stock Split Proposal is approved by the stockholders, the Board will have the authority, in its sole discretion, without further action by the stockholders, to effect the Reverse Stock Split.

The Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, the historical, then-existing and expected trading price of our Common Stock, the anticipated impact of the Reverse Stock Split on the trading price of our Common Stock and on the number of holders of our Common Stock, and the continued listing requirements of Nasdaq. Although our stockholders may approve the Reverse Stock Split, we will not effect the Reverse Stock Split if the Board does not deem it to be in the best interests of the Company and its stockholders.

Following the Reverse Stock Split, the number of our outstanding shares of Common Stock will be significantly reduced. The Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders.

There are certain risks associated with the Reverse Stock Split, and we cannot accurately predict or assure the Reverse Stock Split will produce or maintain the desired results (for more information on the risks see the section below titled “Risks Associated with a Reverse Stock Split”). However, our Board believes that the benefits to the Company and our stockholders outweigh the risks and recommends that you vote in favor of granting the Board the discretionary authority to effect the Reverse Stock Split.

Purpose and Background of the Reverse Stock Split

On October 29, 2025, the Board approved the Reverse Stock Split, subject to stockholder approval, for the following reasons:

•	the Board believes that implementing the Reverse Stock Split could be an effective means of regaining compliance with the Bid Price Requirement;

•	the Board believes that continued listing on Nasdaq provides overall credibility to an investment in our Common Stock, given the stringent listing and disclosure requirements of Nasdaq. Notably, some trading firms discourage investors from investing in lower priced stocks that are traded in the over-the-counter market because they are not held to the same stringent standards; and

•	the Board believes that a higher stock price, which may be achieved through a Reverse Stock Split, could promote greater liquidity for our existing stockholders, help facilitate the Company’s ability to raise new equity capital either through private fund-raising transactions or by accessing the equity capital markets, generally stimulate investor interest in the Company and help attract, retain, and motivate employees.

Maintain Nasdaq Listing

On the date of the mailing of this Proxy Statement, our Common Stock was listed on Nasdaq under the symbol “MSAI.” The continued listing requirements of Nasdaq, among other things, require that our Common Stock must satisfy the $1.00 per share minimum Bid Price Requirement under Nasdaq Listing Rule 5550(a)(2). We have in the past been, and may in the future be, unable to comply with certain of the listing standards that we are required to meet to maintain the listing of our Common Stock on Nasdaq.

On May 15, 2025, we received a letter from the Listing Qualifications Department of Nasdaq (the “Staff”) notifying us that we were no longer in compliance with the Bid Price Requirement, as set forth in Listing Rule 5550(a)(2), for continued listing on The Nasdaq Capital Market.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company had an initial period of 180 calendar days, or until November 11, 2025, to regain compliance with the Bid Price Requirement. As of November 11, 2025, the closing bid price of our Common Stock was above $1.00 for 10 consecutive trading days. However, on November 14, 2025, the closing bid price of our Common Stock was below $1.00, and on November 17, 2025, the Company was notified that Nasdaq was exercising its discretion to continue monitoring the Company’s stock price beyond this 10-day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H). On November 19, 2025, the Company was notified that the Staff has determined to grant the Company an extension of an additional 180 calendar days, or until May 11, 2026, to regain compliance with the Bid Price Requirement.

The Company anticipates that the Reverse Stock Split could allow it, as necessary, to demonstrate compliance with the Bid Price Requirement within the extension period granted by the Staff.

If our Common Stock is delisted from Nasdaq, we cannot assure you that our Common Stock would be listed on another national securities exchange, a national quotation service, the over-the-counter markets or the pink sheets. Delisting from Nasdaq would also result in negative publicity, make it more difficult for us to raise additional capital, adversely affect the market liquidity of our securities or diminish investor and employee confidence.

If the Reverse Stock Split is effected, it would cause a decrease in the total number of shares of our Common Stock outstanding and increase the market price of our Common Stock. The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders, and is likely to improve the trading price of our Common Stock and the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company and its stockholders.

Facilitation of Future Capital Raising

The Board believes it is critically important for the Company to maintain its flexibility in accessing the equity capital markets. The sale of additional equity would result in significant dilution to our stockholders. The incurrence of debt financing would result in additional debt service obligations and the instruments governing such debt could provide for restrictive operating and financial covenants, security interests on our assets, and other terms that could be adverse to our current stockholders.

Failure to raise additional capital through equity or debt financing would have a material adverse effect on our ability to meet our short and long-term liquidity needs and achieve our business objectives. The Board believes that the Reverse Stock Split would facilitate the Company’s ability to raise additional equity capital in particular, including due to the expected resulting increase in the per share price of our Common Stock, as described under “Potential Increased Investor Interest” below. The Board believes that an increased price per share of Common Stock following a Reverse Stock Split would enhance the Company’s ability to raise capital to fund its current operations and to otherwise take advantage of favorable opportunities as they arise.

Potential Increased Investor Interest

In addition, in approving the proposed Reverse Stock Split, the Board considered that the Reverse Stock Split and the expected resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our existing stockholders.

In the event that our Common Stock were to be delisted from Nasdaq, our Common Stock would likely trade in the over-the-counter market. If our Common Stock were to trade on the over-the-counter market, selling our Common Stock could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, many brokerage houses and institutional investors have internal policies and practices that prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers, further limiting the liquidity of our Common Stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our Common Stock. Additionally, investors may be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock. For all of these reasons, we believe the Reverse Stock Split could potentially increase marketability, trading volume, and liquidity of our Common Stock.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Board will have the sole discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split promptly following the approval of stockholders in order to satisfy the Bid Price Requirement. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained at or above $1.00. There also can be no assurance that our Common Stock will not be delisted from Nasdaq for other reasons.

If our stockholders approve the Reverse Stock Split Proposal at the Special Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

Risks Associated with the Reverse Stock Split

There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in a sustained increase in the per share price of our Common Stock. There is no assurance that:

•	the market price per share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split;

•	the Reverse Stock Split will facilitate the Company’s access to the equity capital markets;

•	the Reverse Stock Split will result in a per share price that will increase the level of investment in our Common Stock by institutional investors or increase analyst and broker interest in our Company or provide greater liquidity to our stockholders;

•	the Reverse Stock Split will result in a per share price that will increase our ability to attract, retain and motivate employees and other service providers; or

•	the market price per share will either exceed or remain in excess of the Bid Price Requirement as required by Nasdaq, or that we will otherwise meet the requirements of Nasdaq for continued inclusion for trading on Nasdaq.

Stockholders should note that the effect of the Reverse Stock Split, if any, upon the market price of our Common Stock cannot be accurately predicted. In particular, we cannot assure you that the price for a share of our Common Stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding immediately prior to the Reverse Stock Split. Furthermore, even if the market price of our Common Stock does rise following the Reverse Stock Split, we cannot assure you that the market price of our Common Stock immediately after the Reverse Stock Split will be maintained for any period of time. Even if an increased per-share price can be maintained, the Reverse Stock Split may not achieve the desired results that have been outlined above.

Moreover, because some investors may view the Reverse Stock Split negatively, we cannot assure you that the Reverse Stock Split will not adversely impact the market price of our Common Stock.

While we aim that the Reverse Stock Split will be sufficient to satisfy the Bid Price Requirement, it is possible that, even if the Reverse Stock Split results in a bid price for our Common Stock that equals or exceeds $1.00 per share, we may not be able to continue to satisfy Nasdaq’s additional criteria for continued listing of our Common Stock on Nasdaq.

We believe that the Reverse Stock Split may result in greater liquidity for our stockholders. However, it is also possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split, particularly if the price of our Common Stock does not increase as a result of the Reverse Stock Split.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the Bid Price Requirement. Any inability of our Board to effect the Reverse Stock Split will expose us to delisting from Nasdaq.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1 for 100.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

•	our ability to demonstrate compliance with the Bid Price Requirement and to maintain the listing of our Common Stock on Nasdaq;

•	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

•	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

•	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

•	prevailing market conditions;

•	general economic conditions in our industry; and

•	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, will become effective upon the filing of the Charter Amendment with the Secretary of State of the State of Delaware. The exact timing of the Reverse Stock Split and the filing of the Charter Amendment will be determined by the Board based upon its evaluation of when such action will be most advantageous to the Company and our stockholders. The Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Charter Amendment to effect the Reverse Stock Split, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders.

The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Charter Amendment with the Secretary of State of the State of Delaware.

Effects of the Reverse Stock Split

If our stockholders approve the Reverse Stock Split Proposal and our Board elects to effect the Reverse Stock Split, our issued and outstanding shares of Common Stock would decrease. The Reverse Stock Split would be effected simultaneously for all of our Common Stock, and the exchange ratio would be the same for all shares of Common Stock, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interests in the Company, voting rights or other rights that accompany the shares of our Common Stock, except for immaterial adjustments that may result from the treatment of fractional shares as described below. Common Stock issued pursuant to the Reverse Stock Split would remain fully paid and non-assessable. The Reverse Stock Split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have no current plans to take the Company private. Accordingly, the Reverse Stock Split is not related to a strategy to do so.

Upon the Reverse Stock Split, we intend to treat Common Stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Registered holders of Common Stock who hold some or all of their shares electronically in book-entry form with the Transfer Agent do not need to take any action to receive post-Reverse Stock Split shares. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares (including fractional shares) of Common Stock held following the Reverse Stock Split.

In addition to the change in the number of shares of Common Stock outstanding, the Reverse Stock Split would have the following effects:

Increase the Per Share Price of Our Common Stock. By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain. If appropriate circumstances exist, our Board intends to utilize the Reverse Stock Split as part of its plan to satisfy the Bid Price Requirement.

Our Board from time to time may deem it to be in the best interests of the Company and our stockholders to enter into transactions, including in the ordinary course of business, that may include the issuance of shares of our Common Stock or securities convertible into shares of our Common Stock. If our Board authorizes the issuance of additional shares subsequent to the Reverse Stock Split described above, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the Reverse Stock Split not been effected. Many stock issuances not involving equity compensation do not require stockholder approval, and our Board generally seeks approval of our stockholders in connection with a proposed issuance only if required at that time with the ability to issue additional shares of Common Stock without further vote of the stockholders of the Company, except as provided under Delaware law or under the rules of any national securities exchange on which shares of Common Stock of the Company are then listed.

Required Adjustments to Currently Outstanding Securities Convertible into Shares of our Common Stock. The Reverse Stock Split would effect a reduction in the number of shares of Common Stock issuable upon the conversion of our Series A Preferred Stock.

Required Adjustment to the Number of Shares of Common Stock Available for Future Issuance Under our 2023 Incentive Award Plan. In connection with the Reverse Stock Split, we would also make a corresponding reduction in the number of shares available for future issuance under the Infrared Cameras Holdings, Inc. 2023 Incentive Award Plan (the “2023 Incentive Award Plan”) so as to avoid the effect of increasing the number of authorized but unissued shares available for future issuance under such plans.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock. If the Reverse Stock Split is effected, all equity awards granted pursuant to the 2023 Incentive Award Plan will be proportionately reduced, in accordance with the terms of the applicable Incentive Plan, in the same ratio as the reduction in the number of shares of outstanding Common Stock, except that any fractional shares resulting from such reduction will be rounded down to the nearest whole share to comply with the requirements of Internal Revenue Code of 1986, as amended (the “Code”), Sections 409A and 424.

Our outstanding public warrants to purchase up to 8,625,000 shares of Common Stock at an exercise price of $11.50 per share (the “Public Warrants”), private warrants to purchase up to 506,250 shares of Common Stock at an exercise price of $11.50 per share (the “Private Placement Warrants” and together with the Public Warrants, the “SPAC Warrants”) are listed on the Nasdaq Capital Market under the symbol “MSAIW.” As of the Record Date, there were 9,131,250 SPAC Warrants outstanding, representing 9,131,250 shares of Common Stock. Pursuant to the terms of that certain subscription agreement, dated December 1, 2023, by and between Legacy SMAP and certain investors signatory thereto, the Company issued private warrants to purchase up to 340,250 shares of Common Stock at an exercise price of $11.50 (the “Financing Warrants” and together with the SPAC Warrants, the “Prior Warrants”). As of the Record Date, there were 340,250 Financing Warrants outstanding, representing 340,250 shares of Common Stock. If the Reverse Stock Split is effected, the Initial Warrants, the Additional Warrants (if issued prior to the Reverse Stock Split), and the Prior Warrants outstanding immediately prior to the Reverse Stock Split will be adjusted by dividing the number of shares of Common Stock into which the securities are exercisable or convertible by the Reverse Stock Split ratio and multiplying the exercise or conversion price thereof by the Reverse Stock Split ratio, all in accordance with the terms of the securities and subject to rounding to the nearest whole share.

In addition, the Warrants issued and to be issued in the Private Placement provide that, if any share split, reverse share split, share dividend, share combination recapitalization or other similar transaction involving the Common Stock (each, a “Share Combination Event”), occurs at any time on or after the date of issuance, and the lowest daily volume weighted average price of the Common Stock during the period commencing on the trading day immediately following the applicable Share Combination Event and ending on the fifth (5th) trading day immediately following the applicable Share Combination Event (such period the “Share Combination Adjustment Period” and such price the “Event Market Price”), is less than the exercise price then in effect, then at the close of trading on the last day of the Share Combination Adjustment Period, the exercise price then in effect will be reduced (but in no event increased) to the Event Market Price and the number of shares of Common Stock issuable upon exercise of the Warrants will be increased such that the new aggregate exercise price will be equal to the aggregate exercise price on the date of issuance. Notwithstanding the foregoing, the adjustment described above will not be made if such adjustment would result in the exercise price of the Warrants equaling less than $0.14944 per share.

Effects of the Reverse Stock Split on Authorized Share Capital. The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split and will remain at 310,000,000 shares of capital stock, consisting of 300,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.0001 per share.

Shares of Common Stock Issued and Outstanding

With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of our Common Stock prior and subsequent to the Reverse Stock Split will remain the same. After the effectiveness of the Reverse Stock Split, we do not anticipate that our financial condition, the percentage ownership of management, the number of our stockholders, or any aspect of our business would materially change as a result of the Reverse Stock Split.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. If effected, the proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act or our periodic or other reporting requirements thereunder.

Procedure for Effecting Reverse Stock Split

The exact ratio of the Reverse Stock Split, within the approved range, would be determined by our Board and publicly announced by us prior to the effective time of the Reverse Stock Split. Upon approval of the Reverse Stock Split Proposal by stockholders, unless our Board elects to abandon the Reverse Stock Split, we would file the Charter Amendment with the Secretary of the State of Delaware in an effort to regain compliance with the Bid Price Requirement.

Upon the filing of the Charter Amendment, and without any further action on the part of the Company or our stockholders, the number of outstanding shares of Common Stock would be proportionally reduced and the issued shares of Common Stock held by stockholders of record as of the effective date of the Reverse Stock Split would be converted into a lesser number of shares of Common Stock calculated in accordance with the Reverse Stock Split ratio ranging from any whole number between 1 for 2 and 1 for 100, as determined by our Board in its sole discretion and set forth in the Charter Amendment, subject to the Board’s authority to abandon the Reverse Stock Split. As soon as practicable after the effective date of the Reverse Stock Split, stockholders would be notified that the Reverse Stock Split had been effected.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, we will issue one full share of post-Reverse Stock Split Common Stock to any stockholder who would have been entitled to receive a fractional share as a result of the Reverse Stock Split. Each stockholder will hold the same percentage of the outstanding Common Stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except for any minor adjustment due to the additional whole shares that will be issued as a result of the treatment of fractional shares.

Accounting Treatment of the Reverse Stock Split

The par value of our Common Stock would remain unchanged at $0.0001 per share if the Reverse Stock Split is effected. The Company’s stockholders’ equity in its consolidated statement of financial condition would not change in total. However, the Company’s stated capital (i.e., $0.0001 par value times the number of shares issued and outstanding), would be proportionately reduced based on the reduction in shares of Common Stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity. Additionally, net income or loss per common share for all periods would increase proportionately as a result of a reverse stock split since there would be a lower number of shares outstanding. We do not anticipate that any other material accounting consequences would arise as a result of the Reverse Stock Split.

No Appraisal Rights

Under Delaware law, our stockholders will not be entitled to appraisal rights with respect to the Reverse Stock Split.

Anti-takeover Effects of the Reverse Stock Split

We have not proposed the Reverse Stock Split for anti-takeover purposes.

Interests of Certain Persons in the Reverse Stock Split

Certain of our officers and directors have an interest in the Reverse Stock Split Proposal as a result of their ownership of shares of our Common Stock or securities convertible into our Common Stock, as set forth in the section titled “Security Ownership of Certain Beneficial Owners and Management” below. In particular, 325 Capital and certain of its affiliates agreed to purchase 34,229,824 Warrants in connection with the Private Placement. Daniel M. Friedberg, who is a Managing Member of 325 Capital, serves on the Board. As a result of his position with 325 Capital, Mr. Friedberg and 325 Capital may have interests in the Reverse Stock Split, specifically with regards to the treatment of the Warrants following a reverse stock split, as described above under the section titled “Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock,” that are different from, or in addition to, the interests of other of our stockholders of the Company.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of a reverse stock split to U.S. Holders (as defined below) of our Common Stock. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code, and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis. Any such change could affect the continuing validity of this discussion.

This discussion does not address the tax consequences to U.S. Holders that are subject to special tax rules, such as financial institutions, regulated investment companies, partnerships, dealers or traders in securities or currencies that use a mark-to-market method of accounting, tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, persons subject to alternative minimum taxes or the unearned income Medicare tax and persons whose functional currency is not the U.S. dollar. In addition, this discussion does not address stockholders that are not U.S. Holders (as defined below). This summary also assumes that the U.S. Holder held and will hold the pre-Reverse Stock Split Common Stock and will hold the post-Reverse Stock Split Common Stock, as a “capital asset” as defined in Section 1221 of the Code.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service, or the IRS, regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

ALL STOCKHOLDERS ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISORS WITH RESPECT TO THE U.S. FEDERAL TAX CONSEQUENCES, AS WELL AS ANY STATE, LOCAL OR NON-U.S. TAX CONSEQUENCES, OF A REVERSE STOCK SPLIT.

This summary addresses only stockholders that are U.S. Holders. As used herein, the term “U.S. Holder” means a holder that, for U.S. federal income tax purposes, is a beneficial owner of our Common Stock and is:

•	an individual who is a citizen or resident of the United States;

•	a corporation or other entity taxable as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia; or

•	an estate or trust, the income of which is subject to U.S. federal income tax regardless of its source.

In general, except as described below with respect to fractional shares, the Reverse Stock Split should be treated as a tax-free recapitalization and no gain or loss should be recognized by a U.S. Holder upon the exchange of pre-Reverse Stock Split Common Stock for post-Reverse Stock Split Common Stock. The aggregate tax basis of the post-Reverse Stock Split Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. A U.S. Holder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the U.S. Holder held the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split.

Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered pursuant to the Reverse Stock Split to shares of Common Stock received pursuant to the Reverse Stock Split. Stockholders holding shares of Common Stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

As noted above, we will not issue fractional shares of Common Stock in connection with a Reverse Stock Split. Instead, U.S. Holders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share of post-Reverse Stock Split Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock are not clear. It is possible that U.S. Holders whose fractional shares are rounded up to the nearest whole share may recognize income or gain for U.S. federal income tax purposes. U.S. Holders whose fractional shares are rounded up to the nearest whole share should consult their tax advisors.

The tax treatment of a U.S. Holder may vary depending upon the particular facts and circumstances of such stockholder. Each U.S. Holder is urged to consult with its own tax advisor with respect to the tax consequences of the Reverse Stock Split.

Required Vote

The approval of the Reverse Stock Split Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting. Abstentions will have the same effect as a vote “against” the Reverse Stock Split Proposal. Because brokers have discretionary authority to vote on this proposal, broker non-votes are not applicable to this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL NO. 3: APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING

Background of and Reasons for the Adjournment Proposal

The Board believes that if the number of shares of Common Stock is insufficient to approve the Issuance Proposal or the Reverse Stock Split Proposal, it is in the best interests of the Company’s stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Issuance Proposal or the Reverse Stock Split Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Issuance Proposal or the Reverse Stock Split Proposal.

Among other things, approval of this proposal could mean that, even if we have received proxies representing a sufficient number of votes to defeat the Issuance Proposal or the Reverse Stock Split Proposal, we could adjourn or postpone the Special Meeting without a vote on the Issuance Proposal or the Reverse Stock Split Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Issuance Proposal or the Reverse Stock Split Proposal.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the outcome of the Adjournment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the number of shares of Common Stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding shares of Common Stock, (ii) each of our named executive officers and directors, and (iii) all of our officers and directors as a group. There were 41,842,883 shares of Common Stock outstanding as of the Record Date.

Beneficial ownership is determined according to the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.

Unless otherwise indicated in the footnotes to the following table and subject to applicable community property laws, we believe that all persons named in the table below have, or may be deemed to have, sole voting and investment power with respect to all Common Stock to be beneficially owned by them. Additionally, the following table does not reflect record or beneficial ownership of certain equity incentive awards that are subject to vesting conditions that have not yet been satisfied. However, shares that a person has the right to acquire within 60 days of the Record Date are deemed issued and outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed issued and outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Except as otherwise noted below, the address for persons or entities listed in the following table is c/o MultiSensor AI Holdings, Inc., 2105 West Cardinal Drive, Beaumont, Texas 77705.

Name and Address of Beneficial Owner	Number of Shares	% of Ownership
Other holders of more than 5%
325 Capital LLC(1)	12,961,653	31.0%
325 Capital Master Fund LP (2)	2,166,407	5.2%
Gary Strahan(3)	3,315,093	7.9%
Named executive officers and current directors:
Stuart V. Flavin III	78,003	*%
David Gow(4)	793,344	1.9%
Petros Kitsos	64,638	*%
Margaret Chu	64,638	*%
Daniel Friedberg	101,207	*%
Steven Winch(5)	1,417,005	3.4%
Peter Baird(6)	1,048,382	2.5%
All current executive officers and current directors as a group (9 individuals)(7)	3,643,119	8.71%

*	Less than 1%.

(1)	Based solely on Schedule 13 D/A filed jointly with the SEC on November 7, 2025, 325 Capital LLC, Michael Braner, Daniel Friedberg and Anil Shrivastava have shared voting and dispositive power over 12,961,653 shares of Common Stock. The securities reported by 325 Capital LLC, as investment manager, may be deemed to be beneficially owned by 325 Capital Master Fund LP, Gothic Corporation, Gothic ERP LLC, Gothic HSP Corporation and Gothic JBD LLC. The business address of 325 Capital LLC, 325 Capital Master Fund LP, 325 Capital GP LLC, Gothic Corporation, Gothic ERP LLC, Gothic HSP Corporation and Gothic JBD LLC is 757 Third Avenue, 20th Floor, New York, New York 10017.

(2)	Based solely on Schedule 13 D/A filed jointly with the SEC on November 7, 2025, 325 Capital Master Fund LP and 325 Capital GP LLC have shared voting and dispositive power over 2,166,407 shares of Common Stock. The securities reported by 325 Capital LLC, as investment manager, may be deemed to be beneficially owned by 325 Capital Master Fund LP, Gothic Corporation, Gothic ERP LLC, Gothic HSP Corporation and Gothic JBD LLC. The business address of 325 Capital LLC, 325 Capital Master Fund LP, 325 Capital GP LLC, Gothic Corporation, Gothic ERP LLC, Gothic HSP Corporation and Gothic JBD LLC is 757 Third Avenue, 20th Floor, New York, New York 10017.

(3)	Based solely on Schedule 13 D/A filed with the SEC on August 1, 2025.

(4)	Represents for Mr. Gow (i) 747,644 shares of Common Stock and (ii) 45,700 shares of Common Stock underlying private placement warrants exercisable within 60 days of the Record Date.

(5)	Mr. Winch departed from the Company on June 4, 2025. The beneficial ownership reported herein is based on the Form 4 filed by Mr. Winch on May 29, 2025, and certain information available to the Company. Represents for Mr. Winch: (i) 869,795 shares of Common Stock held by Mr. Winch and (ii) 547,210 shares of Common Stock held by Villard Capital, LLC, an estate-planning vehicle controlled by Mr. Winch.

(6)	Effective May 30, 2025, Mr. Baird resigned as Chief Commercial Officer of the Company. The beneficial ownership reported herein is based on the Form 4 filed by Mr. Baird on May 29, 2025, and certain information available to the Company. Represents for Mr. Baird (i) 843,888 shares of Common Stock and (ii) 204,494 shares of Common Stock underlying stock options that are currently exercisable or exercisable within 60 days of the Record Date.

(7)	Consists of: (i) 3,343,406 shares of Common Stock, (ii) 45,700 shares of Common Stock underlying private placement warrants exercisable within 60 days of the Record Date, (iii) 204,494 shares of Common Stock underlying stock options that are currently exercisable or exercisable within 60 days of the Record Date, and (iv) 49,519 shares of Common Stock underlying restricted stock units exercisable within 60 days of the Record Date.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 2105 West Cardinal Drive, Beaumont, Texas 77705, in writing not later than December 26, 2025.

Stockholders intending to present a proposal at our 2026 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director (including director nominations pursuant to Rule 14a-19), must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than ninety (90) days and not more than one hundred and twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2026 Annual Meeting no earlier than the close of business on February 4, 2026 and no later than the close of business on March 6, 2026. The notice must contain the information required by our Bylaws. In the event that the date of the 2026 Annual Meeting is more than 30 days before or more than 60 days after June 4, 2026, then the stockholder’s notice must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Company. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline, and in certain other cases notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2026 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

We intend to file a Proxy Statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2026 Annual Meeting. Stockholders may obtain our Proxy Statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

HOUSEHOLDING

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement by contacting us at MultiSensor AI Holdings, Inc., 2105 West Cardinal Drive, Beaumont, Texas 77705, Attn: Investor Relations or by emailing IR@multisensorai.com.

ANNEX A

FORM OF CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

MULTISENSOR AI HOLDINGS, INC.

MultiSensor AI Holdings, Inc. (the “Corporation”), a corporation duly organized and existing under the laws of the State of Delaware, by its duly authorized officer, does hereby certify that:

1.            The Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation’s Certificate of Incorporation, as amended, to effect a reverse stock split at a ratio of 1-for-[●], (ii) declaring such amendment to be advisable and in the best interest of the Corporation and (iii) calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

2.            Upon this Certificate of Amendment becoming effective, Article iv of the Certificate of Incorporation of the Corporation is hereby amended by adding the following new paragraph at the end of such article:

“Effective at 4:05 p.m., Eastern Time, on [●], (the “Split Effective Time”), every [●] ([●]) shares of Common Stock issued and outstanding or held by the Corporation as treasury shares as of the Split Effective Time shall automatically, and without action on the part of the stockholders, convert and combine into one (1) validly issued, fully paid and non-assessable share of Common Stock, without effecting a change to the par value per share of Common Stock (the “Reverse Split”). In the case of a holder of shares not evenly divisible by [●] ([●]), in lieu of a fractional share of Common Stock, such holder shall receive an additional share of Common Stock. As of the Split Effective Time and thereafter, a certificate(s) representing shares of Common Stock prior to the Reverse Split is deemed to represent the number of post-Reverse Split shares into which the pre-Reverse Split shares were converted.”

3.            This Certificate of Amendment has been duly approved by the Board of Directors of the Corporation in accordance with Sections 141(f) and 242 of the General Corporation Law of the State of Delaware.

4.            This Certificate of Amendment has been duly approved by the holders of the requisite number of shares of capital stock of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware and the applicable provisions of the Certificate of Incorporation.

5.            This Certificate of Amendment shall become effective at 4:05 p.m., Eastern Time, on [●].

[Remainder of Page Intentionally Left Blank]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this [●] day of [●].

MULTISENSOR AI HOLDINGS, INC.,
a Delaware corporation

/s/ Robert Nadolny
Robert Nadolny
Chief Financial Officer and Secretary

A-2

ANNEX B

FORM OF SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of October 24, 2025 (the “Subscription Date”), between MultiSensor AI Holdings, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement for an aggregate amount of at least $9,000,000 and up to $14,000,000.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1           Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“325 Capital” means 325 Capital, LLC, or its affiliates.

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.5.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Additional Shares” shall have the meaning ascribed to such term in Section 2.1(b).

“Additional Warrants” shall have the meaning ascribed to such term in Section 2.1(b).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Beneficial owner,” “beneficially own” and “beneficial ownership” shall have the meaning set forth in Rule 13d-3 promulgated by the SEC under the Exchange Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

“Certificate of Designation” means the Certificate of Designation of the Preferred Stock, attached to this Agreement as Exhibit D.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Haynes and Boone LLP, with offices located at 2801 N. Harwood St., Dallas, Texas 75201, Attention: Matthew L. Fry.

“Disclosure Schedules” means any Disclosure Schedules of the Company delivered concurrently herewith.

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, unless otherwise instructed as to an earlier time by the Placement Agent, and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof, unless otherwise instructed as to an earlier time by the Placement Agent.

“Effective Date” means the earliest of (a) the date that the initial Registration Statement has been declared effective by the Commission, (b) the date that all of the Shares and Warrant Shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions, (c) the one (1)-year anniversary of the Final Closing Date, provided that a holder of Shares or Warrant Shares is not an Affiliate of the Company, or (d) the date that all of the Shares and Warrant Shares may be sold pursuant to an exemption from registration under Section 4(a)(1) of the Securities Act without volume or manner-of-sale restrictions and Company Counsel has delivered to such holders a standing written unqualified opinion that resales may then be made by such holders of the Shares and Warrant Shares pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to such holders.

“Escrow Agent” means, in such capacity, Continental Stock Transfer & Trust Company..

“Escrow Agreement” means the written agreement between the Company, the Placement Agent and the Escrow Agent on the date hereof for the Escrow Agent to act as escrow agent in connection with the offering and sale by the Company of the Securities.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(s).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Cap” means 6,970,899 shares of Common Stock (such number of shares equal to 19.99% of the number of shares of Common Stock issued and outstanding immediately prior to the Subscription Date), which number of shares shall be reduced, on a share-for-share basis, by the number of shares of Common Stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by this Agreement under applicable rules of the Trading Market.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) securities upon the exercise, exchange, or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, and (c) securities issued pursuant to asset acquisitions, business combinations, business acquisitions or strategic transactions approved by a majority of the disinterested and independent directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.11(a) herein, and provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Final Closing” means the closing of the purchase and sale of all of the Additional Shares and Additional Warrants pursuant to this Agreement.

“Final Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the full Subscription Amount and (ii) the Company’s obligations to deliver the Additional Shares and Additional Warrants, in each case, have been satisfied or waived.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(bb).

“Initial Closing” means the closing of the purchase and issuance of the Initial Shares and Initial Warrants pursuant to Section 2.1(a).

“Initial Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Initial Shares and the Initial Warrants, in each case, have been satisfied or waived.

“Initial Closing Statement” means the Initial Closing Statement in the form on Annex A attached hereto.

“Initial Shares” shall have the meaning ascribed to such term in Section 2.1(a).

“Initial Warrants” shall have the meaning ascribed to such term in Section 2.1(a).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(p).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Lien” means a lien, charge pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning ascribed to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(n).

“Nasdaq” means The Nasdaq Stock Market LLC.

“Per Share Purchase Price” equals $0.409, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agency Agreement” means the written agreement between the Company and the Placement Agent on the date hereof for the Placement Agent to act as the exclusive placement agent in connection with the offering and sale by the Company of the Securities.

“Placement Agent” means Roth Capital Partners, LLC.

“Preferred Stock” means the non-voting Series A Preferred Stock of the Company, par value $0.0001 per share.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Public Information Failure” shall have the meaning ascribed to such term in Section 4.2(b).

“Public Information Failure Payments” shall have the meaning ascribed to such term in Section 4.2(b).

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.8.

“Registration Rights Agreement” means the Registration Rights Agreement, dated on or about the date hereof, among the Company and the Purchasers, in the form of Exhibit A attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Shares, the Warrants, and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).

“Stockholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq (or any successor entity) from the stockholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Shares and Warrant Shares in excess of 19.99% of the issued and outstanding Common Stock on the Subscription Date.

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the headings “Initial Subscription Amount” and “Additional Subscription Amount” in United States dollars and in immediately available funds.

“Subsequent Financing” shall have the meaning ascribed to such term in Section 4.22.

“Subsidiary” means any subsidiary of the Company disclosed in the SEC Reports and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the Pink Open Market, OTCQB or the OTCQX (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Warrants, the Registration Rights Agreement, the Voting Agreements, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means, in such capacity, Continental Stock Transfer & Trust Company, the current transfer agent of the Company, with a mailing address of 1 State Street, 30th Floor, New York, NY 10004 and email addresses of vamodeo@continentalstock.com; and oplink@continentalstock.com, and any successor transfer agent of the Company.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.11(b).

“Voting Agreements” means the written agreements, in the form of Exhibit C attached hereto, of certain stockholders of the Company on the date hereof to vote all Common Stock over which such Persons have voting control as of the record date for the meeting of stockholders of the Company, amounting to, in the aggregate, at least 36.5% of the issued and outstanding Common Stock.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

“Warrants” means, collectively, the Common Stock purchase warrants, in the form of Exhibit B attached hereto, delivered to the Purchasers in accordance with Section 2.2 hereof, with an exercise price of $0.409.

ARTICLE II.
PURCHASE AND SALE

2.1           Closings.

(a)            Initial Closing. On the Initial Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, (a) the number of Shares set forth under the heading “Initial Subscription Amount” on the Purchaser’s signature page hereto at the Per Share Purchase Price, provided, however, that the Shares issued shall not exceed the Exchange Cap (the “Initial Shares”), and (b) Warrants to purchase up to a number of shares of Common Stock equal to 200% of the Initial Shares set forth under the heading “Initial Subscription Amount” on the Purchaser’s signature page hereto, subject to adjustment therein (the “Initial Warrants”). Each Purchaser shall deliver to the Escrow Agent (i) the aggregate Per Share Purchase Price for the Initial Shares and Initial Warrants and (ii) the aggregate Per Share Purchase Price for the Additional Shares and Additional Warrants to the Escrow Agent (the “Additional Subscription Amounts”), via wire transfer, immediately available funds, with the sum of such amounts to be delivered pursuant to clauses (i) and (ii) above equal to such Purchaser’s “Total Subscription Amount” as set forth on the signature page hereto executed by such Purchaser, and the Company shall deliver to each Purchaser its respective Initial Shares and Initial Warrants, as determined pursuant to Section 2.2(a). On the Initial Closing Date, the Escrow Agent shall release to the Company the Initial Subscription Amount paid by the Purchasers pursuant to the terms of the Escrow Agreement. The Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Initial Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Initial Closing shall take place remotely by electronic transfer of the Initial Closing documentation.

(b)            Subsequent Closing. On the Final Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, (a) the number of Shares set forth under the heading “Additional Subscription Amount” on the Purchaser’s signature page hereto at the Per Share Purchase Price (the “Additional Shares”), and (b) Warrants to purchase up to a number of shares of Common Stock equal to 200% of the Additional Shares set forth under the heading “Additional Subscription Amount” on the Purchaser’s signature page hereto, subject to adjustment therein (the “Additional Warrants”). On the Final Closing Date, the Escrow Agent shall release to the Company the Additional Subscription Amounts previously paid by the Purchasers pursuant to the terms of the Escrow Agreement. The Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Final Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Final Closing shall take place remotely by electronic transfer of the Final Closing documentation.

2.2           Deliveries.

(a)            On or prior to the Initial Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)            this Agreement duly executed by the Company;

(ii)           a legal opinion of Company Counsel, in form and substance satisfactory to the Purchasers;

(iii)          a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, a certificate evidencing a number of the Initial Shares, registered in the name of such Purchaser, or, at the election of such Purchaser, evidence of the issuance of such Purchaser’s Initial Shares hereunder as held in DRS book-entry form by the Transfer Agent and registered in the name of such Purchaser, which evidence shall be reasonably satisfactory to such Purchaser;

(iv)          a Warrant in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 200% of the Initial Shares, subject to adjustment therein;

(v)           the Company shall have provided each Purchaser with the Company’s wire instructions, on Company letterhead and executed by the Chief Executive Officer or Chief Financial Officer;

(vi)          the Voting Agreement; and

(vii)         the Registration Rights Agreement duly executed by the Company.

(b)            On or prior to the Initial Closing Date, each Purchaser shall deliver or cause to be delivered to the Company or the Escrow Agent, as applicable, the following:

(i)            this Agreement duly executed by such Purchaser;

(ii)           to the Escrow Agent, such Purchaser’s Subscription Amount by wire transfer to the account specified in the Escrow Agreement;

(iii)          the Voting Agreement; and

(iv)          the Registration Rights Agreement duly executed by such Purchaser.

(c)            On or prior to the Final Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)            a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, a certificate evidencing the Additional Shares, registered in the name of such Purchaser, or, at the election of such Purchaser, evidence of the issuance of such Purchaser’s Shares hereunder as held in DRS book-entry form by the Transfer Agent and registered in the name of such Purchaser, which evidence shall be reasonably satisfactory to such Purchaser;

(ii)           a Warrant in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 200% of the Additional Shares, subject to adjustment therein; and

(iii)          a bringdown legal opinion of Company Counsel, in form and substance satisfactory to the Purchasers.

2.3            Closing Conditions.

(a)            The obligations of the Company hereunder in connection with each of the Initial Closing and the Final Closing are subject to the following conditions being met:

(i)            the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality, in all respects) on the Initial Closing Date or the Final Closing Date, as applicable, of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate in all material respects (or, to the extent representations or warranties are qualified by materiality, in all respects) as of such date);

(ii)           all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Initial Closing Date or the Final Closing Date, as applicable, shall have been performed; and

(iii)          the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)            The respective obligations of the Purchasers hereunder in connection with each of the Initial Closing and the Final Closing are subject to the following conditions being met:

(i)            the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and as of the Initial Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) as of such date) and, as of the Final Closing Date, of the representations and warranties of the Company in Section 3.1(b), (d) and (f) (unless as of a specific date therein in which case they shall be accurate in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) as of such date);

(ii)           all obligations, covenants and agreements of the Company required to be performed at or prior to the Initial Closing Date or the Final Closing Date, as applicable, shall have been performed;

(iii)          the delivery by the Company of the items set forth in Section 2.2(a) as of the Initial Closing Date and Section 2.2(c) of this Agreement as of the Final Closing Date;

(iv)          there shall have been no Material Adverse Effect with respect to the Company;

(v)           as of the Final Closing Date, the Company shall have obtained the Stockholder Approval;

(vi)          the Board of Directors shall have approved the Certificate of Designations; and

(vii)         from the date hereof to the Final Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to the Final Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Initial Closing or the Final Closing, as applicable.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1            Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser as of the date hereof and the Initial Closing Date:

(a)            Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth in the SEC Reports. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b)            Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)            Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)            No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)            Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.4 of this Agreement, (ii) the filing with the Commission pursuant to the Registration Rights Agreement, (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws, (v) Stockholder Approval and (vi) any corporate or stockholder approvals required in connection with the rights under Section 4.23 of this Agreement (collectively, the “Required Approvals”).

(f)             Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of Shares issuable pursuant to this Agreement and upon exercise in full of the Warrants.

(g)            Capitalization. The capitalization of the Company as of the date hereof is as set forth on Schedule 3.1(g), which Schedule 3.1(g) shall also include the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof and shall include the number of shares of Common Stock assuming issued and outstanding assuming the completion of the transactions contemplated by this Agreement and the other Transaction Documents. As of the Subscription Date, except as set forth on Schedule 3.1(g), the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s long-term incentive plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. Other than the Purchasers, no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except for the Securities or as provided herein or as set forth on Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Purchasers). Except for the Securities or as provided herein, there are no outstanding securities or instruments of the Company or any Subsidiary with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company or any Subsidiary. Except for the Securities or as provided herein, there are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. Except as contemplated hereby, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h)            SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)            Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company long-term incentive plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(j)            Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”). Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)            Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)            Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree, or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m)            Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(n)            Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(o)            Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(p)            Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q)            Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(r)            Transactions with Affiliates and Employees. Other than as set forth on Schedule 3.1(r), none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(s)            Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Initial Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(t)            Certain Fees. Except for fees payable by the Company to the Placement Agent, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(u)            Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(v)            Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(w)            Registration Rights. Other than as disclosed in Schedule 3.1(w) and other than with respect to each of the Purchasers, no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(x)            Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as disclosed in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(y)            Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(z)            Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information (other than any information that may have been to provided to a directors of the Company in such capacity). The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(aa)            No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable stockholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(bb)            Solvency. Based on the consolidated financial condition of the Company as of the Initial Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Final Closing Date. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(cc)          Tax Status. Except as disclosed on Schedule 3.1(cc) and except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as disclosed on Schedule 3.1(cc), there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(dd)          No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(ee)          Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

(ff)            Accountants. The Company’s independent registered public accounting firm is Weaver and Tidwell, L.L.P. To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2025.

(gg)          No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(hh)          Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ii)            Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(g) and 4.14 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(jj)             Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the placement of the Securities.

(kk)           Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plan was granted (i) in accordance with the terms of the Company’s stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(ll)             Cybersecurity. (i)(x) There has been no security breach or other compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and the Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data; (ii) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

(mm)        Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(nn)          U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(oo)          Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(pp)         Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(qq)          No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of twenty percent (20%) or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

(rr)            Other Covered Persons. Other than the Placement Agent, the Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

(ss)          Notice of Disqualification Events. The Company will notify the Purchasers and the Placement Agent in writing, prior to the Final Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

3.2            Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Initial Closing Date and the Final Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a)             Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)            Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c)            Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be, an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12), or (a)(13) under the Securities Act.

(d)            Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)            General Solicitation. Such Purchaser is not, to such Purchaser’s knowledge, purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Purchaser, any other general solicitation or general advertisement.

(f)            Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Purchaser acknowledges and agrees that neither the Placement Agent nor any Affiliate of the Placement Agent has provided such Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired. Neither the Placement Agent nor any Affiliate has made or makes any representation as to the Company or the quality of the Securities and the Placement Agent and any Affiliate may have acquired non-public information with respect to the Company which such Purchaser agrees need not be provided to it. In connection with the issuance of the Securities to such Purchaser, neither the Placement Agent nor any of its Affiliates has acted as a financial advisor or fiduciary to such Purchaser.

(g)            Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1            Transfer Restrictions.

(a)            The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights and obligations of a Purchaser under this Agreement and the Registration Rights Agreement.

(b)            The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders (as defined in the Registration Rights Agreement) thereunder.

(c)            Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, (iii) if such Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission); provided that in the case of clauses (ii), (iii) and (iv), the Purchaser shall have first delivered a duly completed customary representation letter as may be reasonably requested by counsel to the Company. The Company shall, at its expense, cause its counsel to issue a legal opinion to the Transfer Agent or the Purchaser promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder, or if requested by a Purchaser, respectively. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, or if such Shares or Warrant Shares may be sold under Rule 144 and the Company is then in compliance with the current public information required under Rule 144, or if the Shares or Warrant Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares or Warrant Shares or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Shares or Warrant Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Shares, issued with a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4. Certificates for Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of a certificate representing Shares, issued with a restrictive legend.

(d)            In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, (i) as partial liquidated damages and not as a penalty, for each $1,000 of Shares or Warrant Shares (based on the VWAP of the Common Stock on the date such Shares or Warrant Shares are submitted to the Transfer Agent) delivered for removal of the restrictive legend together with a duly completed customary representation letter as may be reasonably requested by counsel to the Company and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day three (3) Trading Days after the Legend Removal Date) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend and (ii) if the Company fails to (a) issue and deliver (or cause to be delivered) to a Purchaser by the Legend Removal Date a certificate representing the Shares or Warrant Shares so delivered to the Company by such Purchaser that is free from all restrictive and other legends and (b) if after the Legend Removal Date such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock that such Purchaser anticipated receiving from the Company without any restrictive legend, then, an amount equal to the excess of such Purchaser’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions and other out-of-pocket expenses, if any) (the “Buy-In Price”) over the product of (A) such number of Shares or Warrant Shares that the Company was required to deliver to such Purchaser by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Common Stock on any Trading Day during the period commencing on the date of the delivery by such Purchaser to the Company of the applicable Shares or Warrant Shares and ending on the date of such delivery and payment under this clause (ii).

(e)            Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2            Furnishing of Information; Public Information.

(a)            Until the earlier of time that (i) no Purchaser owns Securities or (ii) the Warrants have expired, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

(b)            At any time during the period commencing from the six (6) month anniversary of the date hereof and ending at such time that all of the Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company (i) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) or (ii) has ever been an issuer described in Rule 144(i)(1)(i) or becomes an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Public Information Failure”) then, in addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to two percent (2.0%) of the aggregate Subscription Amount of such Purchaser’s Securities on the day of a Public Information Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Purchasers to transfer the Shares and Warrant Shares pursuant to Rule 144. The payments to which a Purchaser shall be entitled pursuant to this Section 4.2(b) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

4.3            Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.4            Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agents, including, without limitation, the Placement Agent, in connection with the transactions contemplated by the Transaction Documents (with the exception of any information provided solely to a director of the Company in his or her capacity as a director of the Company). In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees, Affiliates or agents, including, without limitation, the Placement Agent, on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate and be of no further force or effect; provided that this sentence shall not apply to fiduciary duties of directors of the Company or with respect to any confidentiality agreements with 325 Capital. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with (i) any registration statement contemplated by the Registration Rights Agreement and (ii) the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b) and reasonably cooperate with such Purchaser regarding such disclosure.

4.5            Stockholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” (or similarly used term) under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan (a “Stockholder Rights Plan”) or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers. The Company shall not adopt any Stockholder Rights Plan that would prevent any Purchaser and its Affiliates from beneficially owning up to 49.5% of the issued and outstanding Common Stock, computed in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

4.6            Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.4, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented in writing to the receipt of such information and agreed in writing with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees, counsel or Affiliates delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agents, including, without limitation, the Placement Agent, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, Affiliates or agents, including, without limitation, the Placement Agent, not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously with the delivery of such notice file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. This Section 4.6 shall not apply to 325 Capital.

4.7            Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and other general corporate purposes and shall not use such proceeds: (a) for the satisfaction of any portion of the Company’s Indebtedness (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) for the redemption of any Common Stock or Common Stock Equivalents, (c) for the settlement of any outstanding litigation or (d) in violation of FCPA or OFAC regulations.

4.8            Indemnification of Purchasers. Subject to the provisions of this Section 4.8, the Company will indemnify and hold each Purchaser and its directors, officers, stockholder, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity (including a Purchaser Party’s status as an investor), or any of them or their respective Affiliates, by the Company or any stockholder of the Company who is not an Affiliate of such Purchaser Party, arising out of or relating to any of the transactions contemplated by the Transaction Documents. For the avoidance of doubt, the indemnification provided herein is intended to, and shall also cover, direct claims brought by the Company against the Purchaser Parties; provided, however, that such indemnification shall not cover any loss, claim, damage or liability to the extent it is finally judicially determined to be attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in any Transaction Document or any conduct by a Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and, except with respect to direct claims brought by the Company, the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel to the applicable Purchaser Party (which may be internal counsel), a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed. In addition, if any Purchaser Party takes actions to collect amounts due under any Transaction Documents or to enforce the provisions of any Transaction Documents, then the Company shall pay the costs incurred by such Purchaser Party for such collection, enforcement or action, including, but not limited to, attorneys' fees and disbursements. The indemnification and other payment obligations required by this Section 4.8 shall be made by periodic payments of the amount thereof during the course of the investigation, defense, collection, enforcement or action, as and when bills are received or are incurred; provided, that if any Purchaser Party is finally judicially determined not to be entitled to indemnification or payment under this Section 4.8, such Purchaser Party shall promptly reimburse the Company for any payments that are advanced under this sentence. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.9            Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

4.10          Listing of Common Stock; Stockholder Approval; Reimbursement of Warrant Purchase Price. The Company hereby agrees to use best efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and concurrently with the Initial Closing, the Company shall apply to list or quote all of the Shares and Warrant Shares on such Trading Market and promptly secure the listing of all of the Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer. In addition, the Company shall file a proxy statement on Schedule 14A within fifteen (15) days of the Initial Closing and hold a special meeting of stockholders (which may also be at the annual meeting of stockholders) at the earliest practical date after the date following the filing thereof for the purpose of obtaining Stockholder Approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. The Company shall use its reasonable best efforts to obtain such Stockholder Approval. In the event the Company fails to obtain Stockholder Approval as contemplated by the terms hereof by February 28, 2026, each Purchaser shall be refunded all pre-paid aggregate amounts for the Additional Shares and Additional Warrants paid by such Purchaser as promptly as practicable following the Company’s failure to obtain such Stockholder Approval in accordance with the terms of the Escrow Agreement, but in any event no later than three (3) Trading Days thereafter.

4.11          Subsequent Equity Sales.

(a)            From the date hereof until 90 days after the later of the receipt of Stockholder Approval or the Effective Date, neither the Company nor any Subsidiary shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents or (ii) file any registration statement or any amendment or supplement thereto, in each case other than as contemplated pursuant to the Registration Rights Agreement; provided that nothing herein shall prohibit the Company from supplementing or amending any existing registration statement in order to keep such registration statement current.

(b)            From the date hereof until 24 months after the date of the Final Closing, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction absent the prior approval of the Company’s Finance Committee. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit or an “at-the-market offering” whereby the Company may issue securities at a future determined price, regardless of whether shares pursuant to such agreement have actually been issued and regardless of whether such agreement is subsequently canceled. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(c)            [Reserved].

(d)            Notwithstanding the foregoing, this Section 4.11 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

4.12            Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.13            Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.4, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Disclosure Schedules (other than as disclosed to its legal and other representatives). Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4 and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company, any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agent, including, without limitation, the Placement Agent after the issuance of the initial press release as described in Section 4.4. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.14          Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Final Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.15          Capital Changes. Until the one (1)-year anniversary of the date of this Agreement, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior approval of the Company’s Finance Committee.

4.16          [Reserved].

4.17          Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.18          Exercise Procedures. The form of Notice of Exercise included in the Warrants set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants. Without limiting the preceding sentences, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the Warrants. The Company shall honor exercises of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.19          Compliance with Rules of Trading Market. Until the Stockholder Approval is obtained, the Company shall not issue or sell any shares of Common Stock to the Purchasers hereunder to the extent that, after giving effect thereto, the aggregate number of shares of Common Stock that would be issued pursuant to this Agreement and the transactions contemplated hereby would exceed 6,970,899 (such number of shares equal to 19.99% of the number of shares of Common Stock issued and outstanding immediately prior to the Subscription Date), which number of shares shall be reduced, on a share-for-share basis, by the number of shares of Common Stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by this Agreement under applicable rules of the Trading Market.

4.20          Board Size. Until the two (2)-year anniversary of the Final Closing, the Company shall not increase the size of the Board of Directors to more than seven (7) directors without the prior written consent of 325 Capital.

4.21          Future Purchases of Company Equity Securities. From and after the date of this Agreement and except as contemplated by this Agreement, each Purchaser represents, warrants and agrees that it will not purchase equity or equity-linked securities of the Company if such purchase would cause the Purchaser and its Affiliates to beneficially own more that 49.5% of the issued and outstanding Common Stock, computed in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, absent the prior approval of the Company’s Board of Directors.

4.22          Participation in Future Financings. The Company agrees to afford each Purchaser the opportunity to participate in any financing involving the issuance by the Company of Common Stock or Common Stock Equivalents (the “Subsequent Financing”) on the same terms, conditions and price provided for in the Subsequent Financing, and in an amount not to exceed their pro rata interest in the Company, computed on a fully diluted basis; provided however that this right to participate in future financing shall be null and void to the extent that any such participation would cause the Purchaser and its Affiliates to beneficially own more that 49.5% of the issued and outstanding Common Stock, computed in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, absent the prior approval of the Company’s Board of Directors, and the Company shall make provision to issue non-voting equity or equity-linked securities to a purchaser upon exercise of such right in lieu of voting equity to the extent such limit would otherwise be exceeded; provided further however that neither this Section 4.22 nor the participation rights of 325 Capital under the Securities Purchase Agreement dated June 27, 2024, by and between the Company and 325 Capital shall apply to any sale under any equity line of credit or “at the market offering” approved by the Company’s Finance Committee. Such participation right shall not be in duplication of any other participation rights of the Purchasers, and the Purchasers agree that the execution of this Subscription Agreement shall be deemed to satisfy all preemptive rights of the Purchasers with respect to sales of securities of the Company through the date hereof.

4.23          Most Favored Nation Status. Subject to the listing rules of Nasdaq and any required approvals of the Company’s stockholders, from the date hereof through the date that no Warrants are outstanding, the Company shall not enter into any public or private offering of its equity or equity-linked securities (including securities convertible into shares of Common Stock) with any individual or entity (an “Other Investor”) that has the effect of establishing rights or otherwise benefiting such Other Investor in a manner more favorable to such Other Investor than the rights and benefits established in favor of the Purchasers by the Warrants and the Transaction Documents, unless, in any such case, the (i) the Company shall notify the Purchasers of such additional or more favorable term within five (5) Business Days of the issuance of the respective security, and (ii) such term, at the Purchaser’s option, shall become a part of the Transaction Documents with the Company (regardless of whether the Company complied with the notification provision of this Section 4.23). The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing redemption features, rights of first refusal, dividends and conversion lookback periods. To the extent any such adjustment shall require stockholder approval under the listing rules of Nasdaq, the Company shall use commercially reasonable efforts to obtain such stockholder approval, and such adjustment shall not become effective until such stockholder approval has been obtained.

4.24          Preferred Stock. The Company shall take such steps as are necessary to adopt the Certificate of Designations prior to the Initial Closing Date and issue the Preferred Stock upon the occurrence of the events specified in Section 3 of the Warrant. To the extent that the Preferred Stock is to be issued to the Purchaser upon exercise of the Warrant, such Purchaser shall have the right to exercise the Warrant on a cashless basis based on the market price of the Common Stock at the time of exercise.

ARTICLE V.
MISCELLANEOUS

5.1            Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Final Closing has not been consummated on or before February 28, 2026; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.2            Fees and Expenses. At the Initial Closing, the Company has agreed to reimburse 325 Capital the non-accountable sum of $100,000 for its legal fees and expenses, and has agreed to reimburse the Placement Agent for its legal fees and expenses as set forth in the Placement Agency Agreement. The Company shall deliver to each Purchaser, prior to the Initial Closing, a completed and executed copy of the Initial Closing Statement, attached hereto as Annex A. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3            Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4            Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5            Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers which purchased at least 50.1% in interest of the Shares based on the initial Subscription Amounts hereunder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment effected in accordance with this Section 5.5 shall be binding upon each Purchaser and holder of Securities and the Company.

5.6            Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8            No Third-Party Beneficiaries. The Placement Agent shall be the third-party beneficiary of the representations and warranties of the Company in Section 3.1 and the representations and warranties of the Purchasers in Section 3.2. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8 and this Section 5.8.

5.9            Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.8, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

5.10          Survival. The (a) representations and warranties contained herein and (b) the agreements between the parties set forth in Article IV shall survive the Final Closing.

5.11          Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

5.12          Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13          Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that, in the case of a rescission of an exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

5.14          Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15          Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16          Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17            Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.18            Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.19            Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.20            Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.21            WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

MULTISENSOR AI HOLDINGS, INC.	Address for Notice:
MultiSensor AI Holdings, Inc.
2105 West Cardinal Drive
Beaumont, Texas 77705
Attention: Chief Financial Officer
Email:robert.nadolny@multisensorai.com

By:
	Name:	Robert Nadolny
	Title:	Chief Financial Officer

With a copy (which shall not constitute notice) to:

Haynes and Boone LLP

2801 N. Harwood St., Ste. 2300

Dallas, Texas 75201

Attention: Matthew L. Fry

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Shares to Purchaser (if not same as address for notice):

Initial Subscription Amount: $[__________]

Initial Shares of Common Stock: _________________

Initial Warrant Shares: _________________

Additional Subscription Amount: $[________]

Additional Shares of Common Stock: _______________

Additional Warrant Shares: _________________

Total Subscription Amount: $[________]

Warrants Beneficial Ownership Blocker: ☐ 4.99% or ☐ 9.99% or ☐ 19.99%

EIN Number: _______________________

ANNEX A

INITIAL CLOSING STATEMENT

Pursuant to the attached Securities Purchase Agreement, dated as of the date hereto, the Purchasers shall purchase an aggregate of $[______] of Common Stock and Warrants from MultiSensor AI Holdings, Inc., a Delaware corporation (the “Company”). A portion of the funds will be wired to the Company and the balance of the funds will be wired into an account maintained by the Escrow Agent and disbursed to the Company in accordance with the terms of the Escrow Agreement, in each case as indicated below. All funds will be disbursed in accordance with this Initial Closing Statement.

Disbursement Date: October [__], 2025

I. PURCHASE PRICE
Gross Proceeds to be Received	$

II. DISBURSEMENTS
$
$
$
$
$

Total Amount Disbursed:	$

WIRE INSTRUCTIONS: Please see attached.

Acknowledged and agreed to

this [___] day of October, 2025

[____________________________]

By:
Name:
Title:

ANNEX C

FORM OF WARRANT

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

mULTISENSOR AI HOLDINGS, INC.

Warrant Shares: [•]	Issue Date: [•], 2025

THIS COMMON STOCK PURCHASE WARRANT (this “Warrant”) certifies that, for value received, [_______] or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on [____], 2032 (the “Termination Date”) but not thereafter, to subscribe for and purchase from MultiSensor AI Holdings, Inc., a Delaware corporation (the “Company”), up to [_____] shares of Common Stock (as subject to adjustment hereunder, the “Warrant Shares”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated October 24, 2025, among the Company and the purchasers signatory thereto.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice. Notwithstanding the foregoing, with respect to any Notice(s) of Exercise delivered on or prior to 4:00 p.m. (New York City time) on the Trading Day prior to the Initial Exercise Date, which may be delivered at any time after the time of execution of the Purchase Agreement, the Company agrees to deliver the Warrant Shares subject to such notice(s) by 4:00 p.m. (New York City time) on the Initial Exercise Date and the Initial Exercise Date shall be the Warrant Share Delivery Date for purposes hereunder, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by the Warrant Share Delivery Date. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $0.40978, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for the issuance of the Warrant Shares to the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised. The Company agrees not to take any position contrary to this Section 2(c).

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) this Warrant is being exercised via cashless exercise, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the third Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise in addition to all other rights and remedies at law, under this Warrant, or otherwise, and such failure shall also be deemed a material breach under this Warrant, and a material breach under the Purchase Agreement.

iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date (other than any such failure that is solely due to any action or inaction by the Holder with respect to such exercise), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder, within one (1) business day of the Holder’s request, the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder, within one (1) business day of the Holder’s request, the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares. The Company shall pay all attorney fees required for the issuance of attorney legal opinions for removal of restrictive legends on Warrant Shares.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, unless and until the terms of this Warrant shall have been approved by the Company’s stockholders, and thereafter to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be [4.99%] [9.99%] [19.99%] of the number of shares of Common Stock outstanding immediately prior to giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that prior to stockholder approval of the transactions contemplated by the Purchase Agreement, the Beneficial Ownership Limitation in no event exceeds [9.99%] [19.99%] of the number of shares of the Common Stock outstanding immediately prior to giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation shall not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. [Upon obtaining stockholder approval of the transactions contemplated by the Purchase Agreement, the Beneficial Ownership Limitation shall no longer apply to 325 Capital.] Notwithstanding anything herein to the contrary, each Holder’s beneficial ownership of securities of the Company, including without limitation after taking into account the full exercise of this Warrant, shall in no event exceed 49.5% of the issued and outstanding Common Stock, calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder as set forth above (the “Maximum Ownership Limitation”).

Section 3. Preferred Stock. In the event that this Warrant is not exercisable for shares of Common Stock due to the beneficial ownership of a Holder exceeding the Maximum Ownership Threshold (based upon the exercise of this Warrant or otherwise), this Warrant shall be exercisable for shares of the Company’s non-voting Series A Preferred Stock, par value $0.0001 per share (the “Preferred Stock”) that are convertible into an equivalent number of shares of Common Stock for which this Warrant is exercisable. In such event, references to Common Stock in this Warrant shall be deemed to refer to the Preferred Stock for so long as such Holder exceeds or would exceed the Maximum Ownership Limitation.

Section 4. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 4(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification. Notwithstanding anything to the contrary herein, in no event shall the Exercise Price equal less than $0.14944 per Warrant Share (subject to adjustment for stock splits, combinations and similar events).

b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 4(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

c) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation). If such distributed property is not delivered to Holder pursuant to the preceding sentence, then upon expiration of or any exercise of the Warrant that occurs after such record date, such Holder shall remain entitled to receive, in addition to the Warrant Shares otherwise issuable upon such exercise (if applicable), such property.

d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person (excluding a merger effected solely to change the Company’s name), (ii) the Company (and all of its Subsidiaries, taken as a whole), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock or 50% or more of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons other than 325 Capital or its Affiliates or its or their transferees whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock or more than 50% of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.

Notwithstanding the foregoing paragraph or anything contained herein to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 60 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder an amount of consideration equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction; provided, however, that, if the Fundamental Transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, the Holder shall only be entitled to receive from the Company or any Successor Entity the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided, further, that if the consideration is in the form of stock or Alternate Consideration, the number of shares or the amount of Alternate Consideration to be received will be equal to the Black Scholes Value of the unexercised portion of this Warrant divided by the same price per share used in determining the Black Scholes Value referenced below in Clause C of this Section 4(d). “Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the 100 day volatility, as obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the public announcement of the applicable contemplated Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the greater of (i) the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (ii) the greater of (x) the last VWAP immediately preceding the public announcement of the applicable contemplated Fundamental Transaction and (y) the last VWAP immediately preceding consummation of the applicable Fundamental Transaction, (D) a remaining option time equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date and (E) a zero cost of borrow. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds (or such other consideration) within the later of (i) five Business Days of the Holder’s election and (ii) the date of consummation of the Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 4(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Warrant and the other Transaction Documents with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company herein.

e) Calculations. All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 4, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

f) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 4, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or Fundamental Transaction, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice (unless such information is filed with the Commission, in which case a notice shall not be required) stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

g) Share Combination Event Adjustment. In addition to the adjustments set forth in this Section 4, if at any time on or after the Issue Date there occurs any share split, reverse share split, share dividend, share combination recapitalization or other similar transaction involving the Common Stock (each, a “Share Combination Event”, and such date on which the Share Combination Event is effected, the “Share Combination Event Date”) and the lowest VWAP of the Common Stock during the period commencing on the Trading Day immediately following the applicable Share Combination Event Date and ending on the fifth (5th) Trading Day immediately following the applicable Share Combination Event Date (such period the “Share Combination Adjustment Period” and such price the “Event Market Price”) (provided if the Share Combination Event is effective prior to the opening of trading on the Trading Market), is less than the Exercise Price then in effect (after giving effect to the adjustment in Section 4(a) above, then, at the close of trading on the Trading Market on the last day of the Share Combination Adjustment Period, the Exercise Price then in effect on such fifth (5th) Trading Day shall be reduced (but in no event increased) to the Event Market Price and the number of Warrant Shares issuable upon exercise of this Warrant hereunder (such resulting number, the “Share Combination Issuable Shares”) shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price on the Issue Date for the Warrant Shares then outstanding. For the avoidance of doubt, if the adjustment in this Section 4(g) would otherwise result in an increase in the Exercise Price hereunder, no adjustment shall be made, and if this Warrant is exercised, on any date on which the Holder delivers an Exercise Notice to the Company during the Share Combination Adjustment Period, solely with respect to such portion of this Warrant exercised on such applicable Exercise Date, such applicable Share Combination Adjustment Period shall be deemed to have ended on, and include, the Trading Day immediately prior to such Exercise Date and the Event Market Price on such applicable Exercise Date will be the lowest VWAP of the Common Stock immediately prior to the Share Combination Event Date and ending on, and including the Trading Day immediately prior to such Exercise Date.

Section 5. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 5(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the original Issue Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 6. Miscellaneous.

a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 4. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event, including if the Company is for any reason unable to issue and deliver Warrant Shares upon exercise of the this Warrant as required pursuant to the terms hereof, shall the Company be required to net cash settle an exercise of this Warrant or cash settle in any other form.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day.

d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

f) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

g) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

h) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

i) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

j) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

k) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

l) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

m) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

MULTISENSOR AI HOLDINGS, INC.

By:
Name:	Robert Nadolny
Title:	Chief Financial Officer

EXHIBIT A

NOTICE OF EXERCISE

TO: MULTISENSOR AI HOLDINGS, INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[   ] in lawful money of the United States; or

[   ] if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

Name:
(Please Print)

Address:
(Please Print)

Phone Number:
Email Address:

Dated: _______________ __, ______

Holder’s Signature:

Holder’s Address:

ANNEX D

CERTIFICATE OF DESIGNATIONS OF THE POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL AND OTHER SPECIAL RIGHTS OF PREFERRED STOCK AND QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS THEREOF
of
SERIES A CONVERTIBLE PREFERRED STOCK
for
MULTISENSOR AI HOLDINGS, INC.

MULTISENSOR AI HOLDINGS, INC., a Delaware corporation (the “Corporation”), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, does hereby make this Certificate of Designations and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation (the “Board of Directors”) by the Second Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Amended and Restated Certificate of Incorporation”), the Board of Directors duly adopted the following resolutions, which resolutions remain in full force and effect as of the date hereof:

RESOLVED, that, pursuant to paragraph B of Article IV of the Amended and Restated Certificate of Incorporation, the Board of Directors hereby authorizes the issuance of, and fixes the designation and preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions, of a series of Preferred Stock consisting of 20,000 shares (the “Series A Preferred Shares”), par value $0.0001 per share, to be designated “Series A Convertible Preferred Stock”.

RESOLVED, that each of the Series A Preferred Shares shall rank equally in all respects and shall be subject to the following terms and provisions:

1.            Certain Defined Terms.  For purposes of this Certificate of Designations, the following terms shall have the following meanings:

(a)            “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

(b)            “Common Shares” means fully paid, validly issued and non-assessable shares of Common Stock.

(c)            “Common Stock” means the common stock, par value $0.0001 per share, of the Corporation.

(d)            “Common Stock Equivalent” means any rights, warrants or options to purchase or other securities convertible into or exchangeable or exercisable for, directly or indirectly, any (1) shares of Common Stock or (2) securities convertible into or exchangeable or exercisable for, directly or indirectly, shares of Common Stock.

(e)            “Equity Security” means (i) any shares of capital stock of the Corporation, (ii) any rights, options, warrants or similar securities to subscribe for, purchase or otherwise acquire any shares of capital stock of the Corporation, and (iii) debt or other evidences of indebtedness, capital stock or other securities directly or indirectly convertible into or exercisable or exchangeable for any shares of capital stock of the Corporation.

(f)            “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(g)            “Holder” means each holder of the Series A Preferred Shares.

(h)            “Initial Issuance Date” means October 27, 2025.

(i)            “Liquidation Event” means any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary.

(j)            “Pari Passu Securities” means the Common Stock and each other class or series of Equity Security of the Corporation, the terms of which do not expressly provide that it ranks senior in preference or priority to or on parity, without preference or priority, with respect to the Common Stock or Series A Preferred Shares as to dividend rights or rights upon a Liquidation Event.

(k)            “SEC” means the United States Securities and Exchange Commission.

(l)            “Securities Act” means the Securities Act of 1933, as amended.

(m)            “Trading Day” means 9:30AM to 3:59PM on any day on which the shares of Common Stock are traded on a Trading Market, or, if the shares of Common Stock are not so traded, a Business Day.

(n)            “Trading Market” means the NYSE Amex Equities, the New York Stock Exchange or the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market.

(o)            “Transfer” means any direct or indirect sale, exchange, redemption, assignment, distribution, encumbrance, hypothecation, gift, pledge, retirement, transfer, conveyance or other disposition or alienation in any way (whether or not for value and whether voluntarily, involuntarily or by operation of law);

(p)            “Transfer Agent” means Continental Stock Transfer & Trust Company, a New York corporation, or such other person designated by the Corporation as the transfer agent for the shares of Common Stock.

2.            Designation.  There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the “Series A Convertible Preferred Stock” (the “Preferred Stock”).  The number of shares constituting such series shall be 20,000.

3.            Dividends.  Except for stock dividends or distributions for which adjustments are to be made pursuant to Section 5, Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of Preferred Stock equal (on an as-if-converted-to-Common-Stock basis, without regard to conversion limitations herein) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock. Other than as set forth in the previous sentence, no other dividends shall be paid on shares of Preferred Stock, and the Corporation shall pay no dividends (other than dividends in the form of Common Stock) on shares of the Common Stock unless it simultaneously complies with the previous sentence.

4.            Liquidation Preference.  In the event of any Liquidation Event, the Holders of the Series A Preferred Shares shall be entitled to receive pari passu with the Pari Passu Securities, on a pro rata basis, out of the assets of the Corporation available for distribution to stockholders, the same amount that the Holders would have been entitled to receive had the Series A Preferred Shares converted to Common Stock immediately prior to the Liquidation Event (without giving effect to the limitations on conversion set forth in Section 5(j)).

5.            Optional Conversion by the Holders.  Each Holder shall have the right at any time and from time to time, at the option of such Holder and without the payment of additional consideration by the Holder, to convert all or any portion of the Series A Preferred Shares held by such Holder into fully paid and non-assessable shares of Common Shares at the rate of one thousand (1,000) Common Shares for each Series A Preferred Share (the “Conversion Ratio”) (subject to the limitations set forth in Section 5(j)).

(a)            Delivery of Conversion Notice.  To convert Series A Preferred Shares into Common Shares on any date (a “Conversion Date”), the Holder shall give written notice (a “Conversion Notice”) to the Corporation in the form of Exhibit A hereto (which Conversion Notice will be given by facsimile transmission, e-mail or other electronic means no later than 11:59 p.m. New York City Time on such date, or sent via overnight delivery no later than one (1) Trading Day after such date) stating that such Holder elects to convert the same and shall state therein the number of Series A Preferred Shares to be converted and the name or names in which such Holder wishes the certificate or certificates (or book-entry if the Series A Preferred Shares are uncertificated) for Common Shares to be issued.

(b)            Mechanics of Conversion.  The Corporation shall, promptly upon receipt of a Conversion Notice (but in any event not less than one (1) Trading Day after receipt of such Conversion Notice), (i) send, via facsimile, e-mail or other electronic means a confirmation of receipt of such Conversion Notice to such Holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein and (ii) on or before the first (1st) Trading Day following the date of receipt by the Corporation of such Conversion Notice (the “Share Delivery Date”), credit such aggregate number of Common Shares to which the Holder shall be entitled to such Holder’s or its designee’s account in book entry with the Transfer Agent.  If the number of Series A Preferred Shares represented by the Preferred Stock certificate(s) delivered to the Corporation in connection with a Conversion Notice, to the extent requested by the Holder, is greater than the number of Series A Preferred Shares being converted, then the Corporation shall, as soon as practicable and in no event later than three (3) Business Days after receipt of such Preferred Stock certificate(s) and at its own expense, issue and deliver to the Holder a new Preferred Stock certificate representing the number of Series A Preferred Shares not converted.  The person or persons entitled to receive the Common Shares issuable upon a conversion of Series A Preferred Shares shall be treated for all purposes as the record holder or holders of such Common Shares on the Conversion Date.

The Corporation’s obligation to issue Common Shares upon conversion of Series A Preferred Shares shall, except as set forth below, be absolute, is independent of any covenant of any Holder, and shall not be subject to:  (i) any offset or defense; or (ii) any claims against the Holders of Series A Preferred Shares whether pursuant to this Certificate of Designations or otherwise, including, without limitation, any claims arising out of any selling or short-selling activity by Holders.

(c)            [Reserved.]

(d)            Adjustments to the Conversion Ratio.

(i)            Adjustments for Stock Splits and Combinations.  If the Corporation shall at any time or from time to time after the Initial Issuance Date effect a stock split of the outstanding Common Stock, the applicable Conversion Ratio in effect immediately prior to the stock split shall be proportionately decreased.  If the Corporation shall at any time or from time to time after the Initial Issuance Date, combine the outstanding shares of Common Stock, the applicable Conversion Ratio in effect immediately prior to the combination shall be proportionately increased.  Any adjustments under this Section 5(d)(i) shall be effective at the close of business on the date the stock split or combination occurs.

(ii)            Adjustments for Certain Dividends and Distributions.  If the Corporation shall at any time or from time to time on or after the Initial Issuance Date make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in Common Shares then, and in each event, the applicable Conversion Ratio in effect immediately prior to such event shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying the applicable Conversion Ratio then in effect by a fraction:

(A)          the numerator of which shall be the total number of Common Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

(B)           the denominator of which shall be the total number of Common Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Common Shares issuable in payment of such dividend or distribution.

(iii)           Adjustment for Other Dividends and Distributions.  If the Corporation shall at any time or from time to time on or after the Initial Issuance Date make or issue or set a record date for the determination of holders of Common Stock entitled to receive a non-cash dividend or other distribution payable in securities or property other than Common Shares, then, and in each event, an appropriate revision to the applicable Conversion Ratio shall be made and provision shall be made (by adjustments of the Conversion Ratio or otherwise) so that the Holders of Series A Preferred Shares shall receive upon conversions thereof, in addition to the number of Common Shares receivable thereon, the number of securities of the Corporation or other issuer (as applicable) or other property that they would have received had the Series A Preferred Shares been converted into Common Shares on the date of such event (provided, however, that, to the extent the right of a Holder of Series A Preferred Shares to participate in any such distribution would result in such Holder of Series A Preferred Shares exceeding the Beneficial Ownership Limitation, then such Holder of Series A Preferred Shares shall not be entitled to participate in such distribution to such extent (or in the beneficial ownership of any Common Shares as a result of such distribution to such extent) and the portion of such distribution shall be held in abeyance for the benefit of such Holder of Series A Preferred Shares until such time, if ever, as its right thereto would not result in such Holder of Series A Preferred Shares exceeding the Beneficial Ownership Limitation).

(e)            Notice of Record Date.  In the event of any taking by the Corporation of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any security or right convertible into or entitling the holder thereof to receive additional Common Shares, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall deliver to each Holder at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, security or right and the amount and character of such dividend, distribution, security or right.

(f)            Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purposes of effecting the conversion of the Series A Preferred Shares, an amount of shares of Common Stock equal to 100% of the number of shares issuable upon conversion of the Series A Preferred Shares at the Conversion Ratio (the “Required Reserve Amount”).  If at any time while any of the Series A Preferred Shares remain outstanding the Corporation does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Series A Preferred Shares at least a number of shares of Common Stock equal to the Required Reserve Amount, then the Corporation shall promptly take all action necessary to increase the Corporation’s authorized shares of Common Stock to an amount sufficient to allow the Corporation to reserve the Required Reserve Amount for the Series A Preferred Shares then outstanding.

(g)            Fractional Shares.  No fractional shares of Common Stock shall be issued upon the conversion of any Series A Preferred Shares.  All Common Shares (including fractions thereof) issuable upon conversion of more than one Series A Preferred Share by a Holder thereof and all Series A Preferred Shares issuable upon the purchase thereof shall be aggregated for purposes of determining whether the conversion and/or purchase would result in the issuance of any fractional share.  If, after the aforementioned aggregation, the conversion and/or purchase would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, either round up the number of shares to the next highest whole number or, at the Corporation’s option, pay the Holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the Conversion Date (as determined in good faith by the Board of Directors of the Corporation).

(h)            Reorganization, Merger or Going Private.  In case of any reorganization or any reclassification of the capital stock of the Corporation or any consolidation or merger of the Corporation with or into any other corporation or corporations or a sale or transfer of all or substantially all of the assets of the Corporation to any other person or a “going private” transaction under Rule 13e-3 promulgated pursuant to the Exchange Act, then, as part of such reorganization, consolidation, merger, or transfer if the holders of shares of Common Stock receive any publicly traded securities as part or all of the consideration for such reorganization, reclassification, consolidation, merger or sale, then it shall be a condition precedent of any such event or transaction that provision shall be made such that each Series A Preferred Share shall thereafter be convertible into such new securities at a conversion price and pricing formula which places the Holders of Series A Preferred Shares in an economically equivalent position as they would have been if not for such event.  The Corporation shall give each Holder written notice at least ten (10) Trading Days prior to the consummation of any such reorganization, reclassification, consolidation, merger or sale.

(i)            Certificate for Conversion Ratio Adjustment.  The Corporation shall promptly furnish or cause to be furnished to each Holder a certificate prepared by the Corporation setting forth any adjustments or readjustments of the Conversion Ratio pursuant to this Section 5.

(j)            Conversion Limitations. The Corporation shall not effect any conversion of Series A Preferred Shares, and a Holder of Series A Preferred Shares shall not have the right to convert any portion of its Series A Preferred Shares, pursuant to this Section 5 or otherwise, to the extent that after giving effect to such conversion as set forth in this Section 5, the Holder of Series A Preferred Shares (together with the Holder’s Affiliates, and any other persons acting as a group together with the Holder or any of the Holder’s Affiliates (such persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). Except as set forth in the preceding sentence, for purposes of this Section 5(j), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder of Series A Preferred Shares that the Corporation is not representing to the Holder of Series A Preferred Shares that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder of Series A Preferred Shares is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 5(j) applies, the determination of whether the Series A Preferred Shares are convertible (in relation to other securities owned by the Holder of such Series A Preferred Shares together with any Affiliates and Attribution Parties) and of which portion of the Series A Preferred Shares is convertible shall be in the sole discretion of the Holder of such Series A Preferred Shares, and the submission of any Conversion Notice shall be deemed to be the Holder’s determination of whether the Series A Preferred Shares are convertible (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of such Series A Preferred Shares is convertible, in each case subject to the Beneficial Ownership Limitation, and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 5(j), in determining the number of outstanding shares of Common Stock, a Holder of Series A Preferred Shares may rely on the number of outstanding shares of Common Stock as reflected in (A) the Corporation’s most recent periodic or annual report filed with the SEC, as the case may be, (B) a more recent public announcement by the Corporation, or (C) a more recent written notice by the Corporation or Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder of Series A Preferred Shares, the Corporation shall within one (1) Trading Day confirm orally and in writing to the Holder of Series A Preferred Shares the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series A Preferred Shares, held by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 49.5% of the number of shares of Common Stock outstanding immediately after giving effect to the conversion of Series A Preferred Shares for Common Shares. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 5(j) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

(k)            Automatic Conversion of Series A Preferred Shares. Notwithstanding anything herein to the contrary, with respect to each Holder of Series A Preferred Shares, upon the occurrence of a Transfer of Series A Preferred Shares held by such Holder, each share subject to such Transfer shall automatically, without further action by the Corporation or the Holder thereof, convert into one (1) fully paid and non-assessable share of Common Stock, provided that the Transfer does not cause the transferee’s beneficial ownership of shares of Common Stock to exceed the Beneficial Ownership Limitation.

6.            Voting. Except as required by law, the Series A Preferred Shares shall be non-voting.

7.            No Reissuance.  No Series A Preferred Shares acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued.  Series A Preferred Shares issued and reacquired by the Corporation, whether upon redemption, conversion or otherwise, shall have the status of authorized and unissued undesignated shares of “blank check” preferred stock.

8.            Limitations.  Except as may otherwise be required by law, the Series A Preferred Shares shall not have any powers, preference or relative participating, optional or other special rights other than those specifically set forth in this Certificate of Designations (as may be amended from time to time) or otherwise in the Amended and Restated Certificate of Incorporation.

****

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be executed by a duly authorized officer of the Corporation as of October 27, 2025.

MULTISENSOR AI HOLDINGS, INC.

By:	/s/ Robert Nadolny
	Name:	Robert Nadolny
	Title:	Chief Financial Officer and Secretary

Certificate of Designations Signature Page

EXHIBIT A

(To be Executed by Holder in order to Convert Series A Preferred Shares)

CONVERSION NOTICE

FOR

SERIES A CONVERTIBLE PREFERRED STOCK

The undersigned, as a holder (“Holder”) of shares of Series A Convertible Preferred Stock (“Series A Preferred Shares”) of MultiSensor AI Holdings, Inc. (the “Corporation”), hereby irrevocably elects to convert _____________ Series A Preferred Shares for shares of common stock, par value $0.0001 per share, of the Corporation (“Common Shares”) according to the terms and conditions of the Certificate of Designations for the Series A Preferred Shares as of the date written below.  The undersigned hereby requests the Common Shares to be issued pursuant to this Conversion Notice in the name of, and delivered to the undersigned or its designee as indicated below.  No fee will be charged to the Holder of Series A Preferred Shares for any conversion.  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Certificate of Designations.

Conversion Date:

Conversion Information:	NAME OF HOLDER:

By:
Print Name:
Print Title:

Print Address of Holder:

If Common Shares are to be issued to a person other than Holder, Holder’s signature must be guaranteed below:

SIGNATURE GUARANTEED BY:

THE COMPUTATION OF NUMBER OF COMMON SHARES TO BE RECEIVED IS SET FORTH ON PAGE 2 OF THE CONVERSION NOTICE.

Page 1 to Conversion Notice

Page 2 to Conversion Notice dated		for:
	(Conversion Date)		(Name of Holder)

COMPUTATION OF NUMBER OF COMMON SHARES TO BE RECEIVED

Number of Series A Preferred Shares converted:	_______________
Number of Series A Preferred Shares converted multiplied by 1,000:	_______________ (Number of Common Shares to be issued)

Please issue and deliver _____ certificate(s) for Common Shares in the following amount(s):

Page 2 to Conversion Notice

2025 1. To approve, for the purposes of Nasdaq Listing Rule 5635, the issuance, in excess of 19.99% of the Common Stock issued and outstanding as of October 24, 2025, of additional shares of Common Stock issuable pursuant to the Purchase Agreement entered into in connection with a private placement of (i) an aggregate of 34,229,826 shares of the Company’s Common Stock, and (ii) warrants to purchase up to 68,459,652 shares of Common Stock. 2. To approve a reverse stock split of all issued and outstanding Common Stock of the Company at a ratio ranging from any whole number between 1 for 2 and 1 for 100, as determined by the Board in its sole discretion, subject to the Board’s authority to abandon such reverse stock split. 3. To approve an adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for the approval of Proposal 1 and Proposal 2. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED Signature_________________________________ Signature, if held jointly_________________________________ Date___________2025. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. Please mark your votes like this X CONTROL NUMBER PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: https://www.cstproxy.com/multisensorai/ sm2025 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 14, 2025. PRELIMINARY PROXY CARD SUBJECT TO COMPLETION, DATED NOVEMBER 20, 2025 YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet -QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN MULTISENSOR AI HOLDINGS, INC.

2025 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS MULTISENSOR AI HOLDINGS, INC. The undersigned appoints Asim Akram and Robert Nadolny, and each of them, as proxies, each with the power to appoint their substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MultiSensor AI Holdings, Inc., held of record by the undersigned at the close of business on November 4, 2025, at the Special Meeting of MultiSensor AI Holdings, Inc. to be held on December 15, 2025 virtually at https://www.cstproxy.com/multisensorai/sm2025, and any adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed on the other side) Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting to be held on December 15, 2025 To view the Proxy Statement and to Attend the Special Meeting, please go to: https://www.cstproxy.com/multisensorai/sm2025